________________________________________________________________________________
________________________________________________________________________________



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): September 30, 2002


                                  FANSTEEL INC.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                     1-8676                36-1058780
          --------                     ------                ----------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
      of incorporation )                                 Identification No.)

Number One Tantalum Place, North Chicago, Illinois            60064
--------------------------------------------------            -----
(Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (847) 689-4900


________________________________________________________________________________
________________________________________________________________________________

Item 5.  Other Events.

         On January 15, 2002, Fansteel Inc. ("Fansteel" or the "Company") and its U.S. subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code (the "Code"). The filings were made in the United States Bankruptcy Court in Wilmington, Delaware (the "Bankruptcy Court"). The cases have been assigned to the Honorable Judge Joseph J. Farnan, Jr. Judge Farnan granted a withdrawal of the cases to the United States District Court for the District of Delaware and the cases are being jointly administered under Case Number 02-10109.

         Pursuant to Bankruptcy Rule 2015 and the United States Trustee's Operating Guidelines and Reporting Requirements for Chapter 11 cases, the Company is obligated to file monthly operating reports with the Bankruptcy Court. In accordance with the Commission's general guidance as set forth in SEC Release No. 349660, the Company is filing copies of its monthly operating reports under cover of Form 8-K in lieu of Forms 10-Q and 10-K.

         The Company's and each of its U.S. subsidiaries' unconsolidated, unaudited monthly operating reports for the period from September 1, 2002 to September 30, 2002 (the "Operating Reports") are filed as Exhibits 99.1 through
99.9 hereto and incorporated by reference herein.

         The Company cautions readers not to place undue reliance upon the information contained in the Operating Reports since they contain unaudited information, and are in a format prescribed by the applicable bankruptcy laws. There can be no assurance that the Operating Reports are complete. The Operating Reports also contain information for periods that may be shorter or otherwise different from those contained in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended. Moreover, the Operating Reports and other communications from the Company and its U.S. subsidiaries may include forward-looking statements subject to various assumptions regarding the Company's and its U.S. subsidiaries' operating performance that may not be realized and are subject to significant business, economic and competitive uncertainties and contingencies many of which are beyond the Company's control. Consequently such matters should not be regarded as a representation or warranty by the Company that such matters will be realized or are indicative of the Company's financial condition or operating results for future periods. Actual results for such periods may differ materially from the information contained in the Operating Reports and the Company undertakes no obligation to update or revise the Operating Reports.


Item 7.  Exhibits.

(c)      Exhibits.

Exhibit No.    Description
----------     -----------
99.1           United States Trustee Report of the Company for September 2002.
99.2           United States Trustee Report of American Sintered Technologies, Inc. for September 2002
99.3           United States Trustee Report of Custom Technologies Corp. for September 2002
99.4           United States Trustee Report of Escast, Inc. for September 2002
99.5           United States Trustee Report of Fansteel Holdings, Inc. for September 2002
99.6           United States Trustee Report of Fansteel Schulz Products, Inc. for September 2002
99.7           United States Trustee Report of Phoenix Aerospace Corp. for September 2002
99.8           United States Trustee Report of Washington Manufacturing Co. for September 2002
99.9           United States Trustee Report of Wellman Dynamics Corp. for September 2002


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FANSTEEL INC.

                                   By:    /s/ GARY L. TESSITORE
                                          ------------------------
                                   Name:  Gary L. Tessitore
                                   Title: Chairman, President and
                                          Chief Executive Officer


                                   By:    /s/ R. MICHAEL MCENTEE
                                          -------------------------
                                   Name:  R. Michael McEntee
                                   Title: Vice President and
                                          Chief Financial Officer

Dated:  November 4, 2002

                                                                                EXHIBIT 99.1


FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  September 30, 2002
                                                                                ------------------

Monthly Operating Report
                                                                                 DOCUMENT     EXPLANATION
                                                                 FORM NO.        ATTACHED       ATTACHED
                                                                ------------    ----------   --------------
Required Documents
Schedule of Cash Receipts and Disbursements                     MOR 1              Yes           No
    Bank Reconciliations                                        MOR 1 (cont)    Available        No
    Copies of bank statements                                                   Available        No
    Cash disbursement journals                                                  Available        No
Statement of operations                                         MOR 2              Yes           No
Balance Sheet                                                   MOR 3              Yes           No
Status of Postpetition Taxes                                    MOR 4              Yes           No
    Copies of payment receipts                                                  Available        No
    Copies of tax returns filed during reporting period                         Available        No
Summary of Unpaid Postpetition Debts                            MOR 4              Yes           No
    Listing of aged accounts payable                                            Available        No
Accounts Receivable Reconciliation and Aging                    MOR 5              Yes           No
Debtor Questionnaire                                            MOR 5              Yes           No



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ R. Michael McEntee                       10/19/2002
---------------------------------------      --------------------------------
Signature of Authorized Individual           Date

R. Michael McEntee                           Vice President
---------------------------------------      --------------------------------
Printed Name of Authorized Individual        Title of Authorized Individual



FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  September 30, 2002
                                                                                ------------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                           CURRENT MONTH                  CUMULATIVE FILING TO DATE
                                 ---------------------------------     ------------------------------
                                     ACTUAL           PROJECTED            ACTUAL        PROJECTED
                                 --------------   ----------------     -------------   --------------
RECEIPTS
--------
A/R Collections                    $ 3,607,196       $ 4,352,035        $ 37,392,920    $ 37,359,742
Loans                                        -                 -                   -               -
Sale of Assets                               -                 -                   -               -
InterCompamy Transfers               1,752,989                 -           2,774,283       1,806,000
Other                                   52,465                 -             578,453         173,257

                                 --------------   ---------------     ---------------   -------------
     Total Receipts                  5,412,650         4,352,035          40,745,656      39,338,999
                                 --------------   ---------------     ---------------   -------------

DISBURSEMENTS
-------------

Net Payroll                            666,193           699,512           6,678,155       7,122,099
Payroll Taxes                          296,884           422,682           3,089,642       3,218,191
Accounts Payable                     2,813,824         2,441,848          16,757,330      20,636,001
Profit Sharing / Pension               128,586           109,000           1,415,467       1,503,796
Insurance                              750,640           857,312           4,690,630       7,890,514
Commissions                             88,036           147,900           1,087,142       1,373,565
Utilities                              163,215           190,978           1,493,420       1,668,703
Leases / Rents                          18,014            34,840             232,726         357,587
Bank Service Charges                         -                 -                   -               -
Loans                                        -                 -                   -               -
Professional Fees-Bankruptcy           469,482           924,610           3,174,329       4,659,363
US Trustee Fees                         29,125            56,300              79,125         156,300
Court Costs                                  -                 -              15,500          14,500
                                             -                 -                   -               -
                                 --------------   ---------------     ---------------   -------------
     Total disbursements             5,423,999         5,884,982          38,713,466      48,600,618
                                 --------------   ---------------     ---------------   -------------


NET CASH FLOW                    $     (11,349)   $   (1,532,947)     $    2,032,190    $ (9,261,619)
-------------
                                 ==============   ===============     ===============   =============



FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  September 30, 2002
                                                                                ------------------

BANK RECONCILIATION (MOR-1) (CONT.)
                                      Account                                  Book
Balance per Books                      Number       Account Type             Balance
                                    -----------  ------------------       ------------
 Petty Cash                             N/A        Petty cash                  $ 7,777

   National City Bank              884096887        Operational              2,930,238

   Bank of Waukegan                  1955426        Payroll                          -

   Bank of Waukegan                  1975978        Operational                      -

   Bank of Waukegan                  1976083        Health Insurance                 -

   American National Bank           18080308        Concentration Account            -

   First Midwest Bank                0173906        Petty Cash                   1,201

   Mellon Bank                       0111587        Operational                      -

   National City Bank               884157627       Blocked                    997,463

   National City Bank               884096879       Payroll                          -

   National City Bank               884157643       Benefit Bank                (3,821)

   National City Bank               884096908       Health Insurance            (4,738)

   National City                    884096772       Operational               (121,763)

   Mellon Bank                        1465820       Payroll                      5,968

   National City Bank               884096799       Disbursement               (92,077)

   Bank One                         261379147       Payroll                      1,670

   National City Bank               884156747       Disbursements              (14,450)

   National City Bank                18081568       Disbursement              (152,631)

   National City Bank                18081576       Payroll                          -

   National City Bank                884096780       Operational               (100,022)

   Hancock Bank                     01-0101494       Payroll                      5,334

   Bancorp South                      06582837       Operational                  5,384

   National City                     658912591       Payroll                      5,000
                                                                           -----------

                                                                            $3,470,533
                                                                           ===========

Bank reconciliations are available.




FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  September 30, 2002
                                                                                ------------------

STATEMENT OF OPERATIONS (MOR-2)
                                                   Month of           CUMULATIVE
                                                September, 2002     FILING TO DATE
                                                --------------      ----------------
Gross Sales                                       $ 3,514,662        $ 35,670,814
Less: Defective mat'l returned                              -                   -
        Sales allowances                               10,595             121,348
        Cash discounts                                 12,780             198,066
                                                --------------      --------------
           Total sales deductions                      23,375             319,414
                                                --------------      --------------
        NET SALES                                   3,491,287          35,351,400
                                                --------------      --------------
Cost of Sales                                       3,458,850          31,966,237
                                                --------------      --------------
        GROSS PROFIT                                   32,437           3,385,163
                                                --------------      --------------
Selling, General & Admin. Expense
    Selling expense                                   272,248           2,625,502
    General & Admin. expense                          590,444           4,702,960
    Corporate Fees                                   (186,768)         (1,617,087)
                                                --------------      --------------
      Total S G & A and Environ. Expense              675,924           5,711,375
                                                --------------      --------------
        OPERATING INCOME                             (643,487)         (2,326,212)
                                                --------------      --------------
OTHER INCOME (EXPENSE)
    Other Income (Expense)                             (7,283)            (56,997)
    Interest Expense                                  (51,675)           (235,163)
                                                --------------      --------------
        Other Income (Expense)                        (58,958)           (292,160)
                                                --------------      --------------
INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                             (702,445)         (2,618,372)
                                                --------------      --------------
REORGANIZATION ITEMS
    Professional Fees                                 238,308           2,090,447
    US Trustee Quarterly Fees                               -              10,250
    (Gain) Loss from sale of equipment                      -                   -
    Other Reorganization Expenses                           -                   -
                                                --------------      --------------
        Total Reorganization Items                    238,308           2,100,697
                                                --------------      --------------
INCOME (LOSS) BEFORE TAXES                           (940,753)         (4,719,069)

Provision for Taxes                                  (162,000)            137,000
                                                --------------      --------------
NET INCOME (LOSS)                               $    (778,753)      $  (4,856,069)
                                                ==============      ==============

FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  September 30, 2002
                                                                                ------------------

BALANCE SHEET (MOR-3)
                                                         9/30/02            1/15/02
                                                     ---------------      ------------
ASSETS
-------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents           $     2,473,070      $  1,438,344
    Restricted cash and cash equivalents                     997,463                 -
    Accounts receivable - net                             13,624,662        14,281,299
    Inventories -net                                       9,977,088        13,747,533
    Other assets - current                                 1,872,212           805,785
                                                     ---------------      ------------
           TOTAL CURRENT ASSETS                           28,944,495        30,272,961
                                                     ---------------      ------------
OTHER ASSETS
    Deferred income taxes                                          -                 -
    Intercompany receivable                               35,748,131        35,224,200
    Investment in subsidiaries                            15,221,175        15,221,175
    Other                                                  6,323,107           120,306
                                                     ---------------      ------------
           TOTAL OTHER ASSETS                             57,292,413        50,565,681
                                                     ---------------      ------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                     381,348           381,348
    Buildings                                              5,021,497         4,925,497
    Machinery and equipment                               36,193,413        35,951,210
                                                     ---------------      ------------
           Total property, plant and equipment            41,596,258        41,258,055
    Less: Accum. depreciation and amortization            35,100,228        34,547,637
                                                     ---------------      ------------
           NET PROPERTY, PLANT AND EQUIPMENT               6,496,030         6,710,418
                                                     ---------------      ------------
TOTAL ASSETS                                         $    92,732,938      $ 87,549,060
                                                     ===============      ============

LIABILITIES & SHAREHOLDERS' EQUITY                         9/30/02           1/15/02
-------------------------------------------------    ---------------      ------------
LIABILITIES (POSTPETITION)
-------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                $             -      $          -
    Accounts payable                                       1,966,252                 -
    Accrued liabilities                                    5,927,883                 -
    Accrued income taxes                                           -                 -
    Dividends payable                                              -                 -
                                                     ---------------      ------------
           TOTAL CURRENT LIABILITIES                       7,894,135                 -
                                                     ---------------      ------------
LONG-TERM DEBT - SECURED                                           -                 -
                                                     ---------------      ------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                      -                 -
    Deferred income taxes                                    418,456                 -
    Intercompany payable                                   3,420,629                 -
    Long-term pension liability                            1,005,327                 -
                                                     ---------------      ------------
           TOTAL OTHER LIABILITIES                         4,844,412                 -
                                                     ---------------      ------------
TOTAL LIABILITIES (POSTPETITION)                          12,738,547                 -
                                                     ---------------      ------------


LIABILITIES (PREPETITION)
-------------------------------------------------
    Secured debt                                                   -                 -
    Priority debt 1                                          182,970         5,336,367
    Unsecured debt                                        93,136,998        90,565,733
    Intercompany payable                                  27,778,239        27,899,610
                                                     ---------------      ------------
TOTAL LIABILITIES (PREPETITION)                          121,098,207       123,801,710
                                                     ---------------      ------------
TOTAL LIABILITIES                                        133,836,754       123,801,710
                                                     ---------------      ------------
SHAREHOLDERS' EQUITY
    Common stock                                          21,747,145        21,747,145
    Capital in excess of par value                           316,000           316,000
    Equity - unearned compensation                                 -            (4,903)
    Minimum pension liability adjustment                 (13,024,000)      (13,024,000)
    Foreign currency translation adjustment                        -                 -
    Retained earnings - prepetition                      (45,286,892)      (45,286,892)
    Retained earnings - postpetition                      (4,856,069)                -
                                                     ---------------      ------------
           TOTAL SHAREHOLDERS' EQUITY                    (41,103,816)      (36,252,650)
                                                     ---------------      ------------
TOTAL LIABILITIES AND SHAREHOLDERS, EQUITY           $    92,732,938      $ 87,549,060
                                                     ===============      ============

1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.


FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  September 30, 2002
                                                                                ------------------

STATUS OF POST PETITION TAXES (MOR-4)
---------------------------------------------------------------------------------------------
                                                                             Tax Liability
                                 Beginning       Amt. Withheld      Amount     at end of
FEDERAL TAXES:                 Tax Liability     or Amt of Tax       Paid    Current Month
---------------------------------------------------------------------------------------------
Withholding                          42,158          122,785       122,918        42,025
FICA-Employee                        23,356           70,535        68,727        25,164
FICA-Employer                        23,355           68,911        68,726        23,540
Unemployment                          2,228           (4,318)            0        (2,090)
Income Tax                                0                0             0             0
Foreign Income Tax                        0                0             0             0
Other                                     0                0             0             0
                                ----------------------------------------------------------
   TOTAL FEDERAL TAXES             $ 91,097         $257,913      $260,371       $88,639
                                ----------------------------------------------------------
STATE AND LOCAL TAXES:
Withholding                          24,307           34,228        34,581        23,954
Unemployment                         12,151            8,367             0        20,518
Sales                                39,334            3,066         3,014        39,386
Income Tax                        1,845,382       (1,426,926)            0       418,456
Real Property                       137,981           29,635        13,622       153,994
Personal Property                    13,268            1,500             0        14,768
Other: Local                          2,946            1,248         1,932         2,262
                                ----------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES    $2,075,369      ($1,348,882)      $53,149      $673,338
                                ----------------------------------------------------------
TOTAL POST PETITION TAXES        $2,166,466      ($1,090,969)     $313,520      $761,977
                                ==========================================================



SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)
---------------------------------------------------------------------------------------------------------------
                                                           Number of Days Past Due
                                   ----------------------------------------------------------------------------
                                       Current   30 days    31-60 days    61-90 days   over 90 days      Total
---------------------------------------------------------------------------------------------------------------
Accounts Payable                      1,966,252    0           0             0             0          1,966,252
Wages Payable                         2,144,018    0           0             0             0          2,144,018
Taxes Payable (Other than income)       343,521    0           0             0             0            343,521
Professional Fees                        10,000    0           0             0             0             10,000
Rent/Lease - Building                         0    0           0             0             0                  0
Rent/Lease - Equipment                        0    0           0             0             0                  0
Other Accrued Liabilities             3,430,344    0           0             0             0          3,430,344
Income Taxes Payable                    418,456    0           0             0             0            418,456
Secured Debt                                  0    0           0             0             0                  0
Intercompany Payable                  3,420,629    0           0             0             0          3,420,629
Other LT Liabilities                  1,005,327    0           0             0             0          1,005,327
                                   ----------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS            $12,738,547   $0          $0            $0            $0        $12,738,547
                                   ============================================================================

FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  September 30, 2002
                                                                                ------------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)

----------------------------------------------------------------------
                                              Dates            Amount
Description of Tax                            Paid              Paid
----------------------------------------------------------------------
State Withholding - California              09/05/02          $1,896
State Withholding - California              09/10/02           1,898
State Withholding - California              09/17/02           1,794
State Withholding - California              09/24/02           1,828
State Withholding - Connecticut             09/05/02             903
State Withholding - Connecticut             09/12/02           1,010
State Withholding - Connecticut             09/17/02             940
State Withholding - Connecticut             09/24/02             980
State Withholding - Illinois                09/12/02           1,391
State Withholding - Illinois                09/26/02           1,520
State Withholding - Indiana                 09/26/02             536
State Withholding - Kentucky                09/12/02           2,214
State Withholding - Kentucky                09/24/02           1,168
State Withholding - Mississippi             09/12/02           3,988
State Withholding - Oklahoma                09/12/02           2,168
State Withholding - Pennsylvania            09/05/02           4,436
State Withholding - Pennsylvania            09/17/02           4,362
State Withholding - Wisconsin               09/12/02           1,025
State Withholding - Wisconsin               09/26/02             523
Sales Tax - Monthly Arizona                 09/17/02             123
Sales Tax - Monthly Colorado                09/17/02              44
Sales Tax - Monthly Illinois                09/17/02           1,798
Sales Tax - Monthly Kentucky                09/17/02             442
Sales Tax - Monthly Mississippi             09/18/02             600
Sales Tax - Monthly Wyoming                 09/17/02               8
FICA & Fed W/H Federal                      09/04/02          89,167
FICA & Fed W/H Federal                      09/11/02          40,443
FICA & Fed W/H Federal                      09/18/02          89,464
FICA & Fed W/H Federal                      09/25/02          41,297
City/Cnty Occupation Lexington K            08/09/02           1,932
Property Tax Illinois                       09/03/02          13,622
                                                         ------------
TOTAL POST PETITION TAXES PAID                             $ 313,520
                                                         ============


FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  September 30, 2002
                                                                                ------------------
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

-----------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
-----------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period            9,105,889
PLUS Amounts billed during the period                                         3,517,134
LESS Amounts collected during the period                                      3,607,196
                                                                        ----------------
Total Accounts Receivable at the end of the reporting period                 $9,015,827
                                                                        ================


-----------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
-----------------------------------------------------------------------------------------
0-30 days old                                                                 4,035,305
31-60 days old                                                                1,766,147
61-90 days old                                                                  888,535
91+ days old                                                                  2,325,840
                                                                        ----------------
Total Accounts Receivable                                                     9,015,827
Amount considered uncollectible (bad debt)                                      386,840
                                                                        ----------------
Accounts Receivable (Net) at the end of the current period                   $8,628,987
                                                                        ================




DEBTOR QUESTIONNAIRE

-------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                   YES     NO
-------------------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the normal course of
     business this reporting period? If yes, provide an explanation below.              x
2.   Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an
     explanation below                                                                  x
3.   Have all postpetition tax returns been timely filed? If no, provide an
     explanation below.                                                         x
4.   Are workers compensation and general liability and other necessary
     insurance coverages in effect? If no, provide an explanation below.        x


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACHED SEPARATE SCHEDULE.)
------------

1.


2.


3.


4.


                                                                                EXHIBIT 99.2


AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  September 30, 2002
                                                                                ------------------
MONTHLY OPERATING REPORT
                                                                                  DOCUMENT      EXPLANATION
                                                                 FORM NO.         ATTACHED        ATTACHED
                                                               --------------   ------------   --------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements                     MOR 1               Yes            No
        Bank Reconciliations                                    MOR 1 (cont)     Available         No
        Copies of bank statements                                                Available         No
        Cash disbursement journals                                               Available         No
Statement of operations                                         MOR 2               Yes            No
Balance Sheet                                                   MOR 3               Yes            No
Status of Postpetition Taxes                                    MOR 4               Yes            No
        Copies of payment receipts                                               Available         No
        Copies of tax returns filed during reporting period                      Available         No
Summary of Unpaid Postpetition Debts                            MOR 4               Yes            No
        Listing of aged accounts payable                                         Available         No
Accounts Receivable Reconciliation and Aging                    MOR 5               Yes            No
Debtor Questionnaire                                            MOR 5               Yes            No


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

 /s/ R. Michael McEntee                      10/19/2002
-----------------------------------------    -----------------------------------
Signature of Authorized Individual           Date

R. Michael McEntee                           Vice President
-----------------------------------------    -----------------------------------
Printed Name of Authorized Individual        Title of Authorized Individual


AMERICAN SINTERED TECHNOLOGIES, INC.                                   CASE #   02-10109 (JJF)
                                                                                ------------------
                                                             REPORTING PERIOD   September 30, 2002
                                                                                ------------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                     CURRENT MONTH                  CUMULATIVE FILING TO DATE
                              ----------------------------     ---------------------------------
                                ACTUAL        PROJECTED            ACTUAL            PROJECTED
                              ------------   -------------     ---------------    --------------
RECEIPTS
--------

A/R Collections                $ 619,669        $ 560,000         $ 7,381,597       $ 7,293,257
Loans                                  -                -                   -                 -
Sale of Assets                         -                -                   -                 -
InterCompany Transfers           (78,710)               -          (1,240,995)         (646,000)
Other                                643                -              10,480             1,382

                              -----------   --------------     ---------------    --------------
     Total Receipts              541,602          560,000           6,151,082         6,648,639
                              -----------   --------------     ---------------    --------------

DISBURSEMENTS
-------------

Net Payroll                       71,927           83,000             795,844           830,788
Payroll Taxes                     36,084           40,500             422,519           410,042
Accounts Payable                 329,167          340,000           4,313,502         4,541,571
Profit Sharing / Pension               -                -                   -                 -
Insurance                         21,608           27,000             214,996           275,412
Commissions                       24,015           23,000             273,385           231,392
Utilities                         23,430           21,000             158,884           216,925
Leases / Rents                         -                -                   -            13,143
Bank Service Charges                   -                -                   -                 -
Loans                                  -                -                   -                 -
Professional Fees-Bankruptcy           -                -                   -                 -
US Trustee Fees                        -                -               1,741             2,000
Court Costs                            -                -                 500               200
                              -----------   --------------     ---------------    --------------
     Total disbursements         506,231          534,500           6,181,371         6,521,523
                              -----------   --------------     ---------------    --------------

NET CASH FLOW                   $ 35,371         $ 25,500           $ (30,289)        $ 127,116
-------------
                              ===========   ==============     ===============    ==============



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  September 30, 2002
                                                                                ------------------

BANK RECONCILIATION (MOR 1 CONTINUED)
                                           Account                      Book
Balance per Books                          Number      Account Type    Balance
                                          ---------   -------------   ---------

  Petty Cash                                 N/A       Petty cash          300

  National City Bank of PA                239732043    Payroll        $ 10,623

  National City Bank                      884096860    Disbursement   $(23,259)


                                                                      ---------
                                                                      $(12,336)
                                                                      =========

Bank reconciliations are available.



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  September 30, 2002
                                                                                ------------------
STATEMENT OF OPERATIONS (MOR-2)

                                             Month of            CUMULATIVE
                                          September 2002       FILING TO DATE
                                         ----------------    ------------------

Gross Sales                                  $   573,285         $ 7,405,745
Less: Defective mat'l returned                         -                   -
         Sales allowances                              -               5,181
         Cash discounts                            2,215              50,780
                                          ---------------    ----------------
            Total sales deductions                 2,215              55,961
                                          ---------------    ----------------

         NET SALES                               571,070           7,349,784
                                          ---------------    ----------------

Cost of Sales                                    509,084           6,093,793
                                          ---------------    ----------------

         GROSS PROFIT                             61,986           1,255,991
                                          ---------------    ----------------

Selling, General & Admin. Expense
    Selling expense                               33,104             484,132
    General & Admin. expense                      25,222             278,830
    Corporate Fees                                 5,768              57,086
                                          ---------------    ----------------
      Total S G & A and Environ. Expense          64,094             820,048
                                          ---------------    ----------------

         OPERATING INCOME                         (2,108)            435,943
                                          ---------------    ----------------

OTHER INCOME (EXPENSE)
    Other Income (Expense)                             -              13,901
    Interest Expense                                   -              (3,435)
                                          ---------------    ----------------
         Other Income (Expense)                        -              10,466
                                          ---------------    ----------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                          (2,108)            446,409
                                          ---------------    ----------------

REORGANIZATION ITEMS
    Professional Fees                             16,000             122,750
    US Trustee Quarterly Fees                          -               5,250
    (Gain) Loss from sale of equipment                 -                   -
    Other Reorganization Expenses                      -                   -
                                          ---------------    ----------------
         Total Reorganization Items               16,000             128,000
                                          ---------------    ----------------

INCOME (LOSS) BEFORE TAXES                       (18,108)            318,409

Provision for Taxes                               (6,000)            118,000
                                          ---------------    ----------------

NET INCOME (LOSS)                               $(12,108)          $ 200,409
                                          ===============    ================



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  September 30, 2002
                                                                                ------------------

BALANCE SHEET (MOR-3)
                                                       9/30/02        1/15/02
                                                    ------------    ------------
ASSETS
------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents              ($12,336)      $ 17,953
    Restricted cash and cash equivalents                       -              -
    Accounts receivable - net                            875,448        894,078
    Inventories -net                                     306,761        549,646
    Other assets - current                               (17,044)         7,707
                                                    ------------    ------------
           TOTAL CURRENT ASSETS                        1,152,829      1,469,384
                                                    ------------    ------------
OTHER ASSETS
    Deferred income taxes                                      -              -
    Intercompany receivable                            1,258,291              -
    Investment in subsidiaries                                 -              -
    Other - goodwill                                   2,207,060      2,207,060
                                                    ------------    ------------
           TOTAL OTHER ASSETS                          3,465,351      2,207,060
                                                    ------------    ------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                  84,000         84,000
    Buildings                                            848,037        848,037
    Machinery and equipment                            4,774,603      4,772,863
                                                    ------------    ------------
           Total property, plant and equipment         5,706,640      5,704,900
    Less: Accum. depreciation and amortization         2,410,869      2,058,295
                                                    ------------    ------------
           NET PROPERTY, PLANT AND EQUIPMENT           3,295,771      3,646,605
                                                    ------------    ------------
TOTAL ASSETS                                         $ 7,913,951    $ 7,323,049
                                                    ============    ============

LIABILITIES & SHAREHOLDERS' EQUITY                     9/30/02         1/15/02
------------------------------------------------    -------------   ------------
LIABILITIES (POSTPETITION)
------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                $         -    $         -
    Accounts payable                                     114,440              -
    Accrued liabilities                                  298,858              -
    Accrued income taxes                                 113,133              -
    Dividends payable                                          -              -
                                                    ------------    ------------
           TOTAL CURRENT LIABILITIES                     526,431              -
                                                    ------------    ------------
LONG-TERM DEBT - SECURED                                       -              -
                                                    ------------    ------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                  -              -
    Deferred income taxes                                      -              -
    Intercompany payable                                  18,347              -
    Long-term pension liability                                -              -
                                                    ------------    ------------
           TOTAL OTHER LIABILITIES                        18,347              -
                                                    ------------    ------------
TOTAL LIABILITIES (POSTPETITION)                         544,778              -
                                                   ------------    ------------


LIABILITIES (PREPETITION)
------------------------------------------------
    Secured debt                                       1,056,640      1,056,640
    Priority debt 1                                      154,826        306,530
    Unsecured debt                                     1,205,230      1,206,760
    Intercompany payable                               4,366,896      4,367,947
                                                    ------------    ------------
TOTAL LIABILITIES (PREPETITION)                        6,783,592      6,937,877
                                                    ------------    ------------
TOTAL LIABILITIES                                      7,328,370      6,937,877
                                                    ------------    ------------
SHAREHOLDERS' EQUITY
    Common stock                                             100            100
    Capital in excess of par value                             -              -
    Equity - unearned compensation                             -              -
    Minimum pension liability adjustment                       -              -
    Foreign currency translation adjustment                    -              -
    Retained earnings - prepetition                      385,072        385,072
    Retained earnings - postpetition                     200,409              -
                                                    ------------    ------------
           TOTAL SHAREHOLDERS' EQUITY                    585,581        385,172
                                                    ------------    ------------
TOTAL LIABILITIES AND SHAREHOLDERS, EQUITY           $ 7,913,951    $ 7,323,049
                                                    ============    ============


1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans were paid based on first day motions.




AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  September 30, 2002
                                                                                ------------------

STATUS OF POST PETITION TAXES (MOR-4)

-----------------------------------------------------------------------------------------------
                                                                                Tax Liability
                                       Beginning     Amt. Withheld    Amount      at end of
FEDERAL TAXES:                       Tax Liability   or Amt of Tax     Paid     Current Month
-----------------------------------------------------------------------------------------------

Withholding                               265           11,624         11,891             (2)
FICA-Employee                           9,075             (906)         8,169              0
FICA-Employer                           9,075            3,058          8,169          3,964
Unemployment                            2,262                3              0          2,265
Income Tax                            109,000           (6,000)         4,867         98,133
Foreign Income Tax                          0                0              0              0
Other:                                      0                0              0              0
                                  -------------------------------------------------------------
   TOTAL FEDERAL TAXES               $129,677           $7,779        $33,096       $104,360
                                  -------------------------------------------------------------

STATE AND LOCAL TAXES:
---------------------
Withholding                             1,354            4,013          2,988          2,379
Unemployment                            2,612              110              0          2,722
Sales                                       0                0              0              0
Income Tax                             15,000                0              0         15,000
Real Property                          (7,229)           1,807              0         (5,422)
Personal Property                           0                0              0              0
Other: Describe                             0                0              0              0
                                  -------------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES         $11,737           $5,930         $2,988        $14,679
                                  -------------------------------------------------------------
                                  -------------------------------------------------------------
TOTAL POST PETITION TAXES            $141,414          $13,709        $36,084       $119,039
                                  =============================================================



SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)


---------------------------------------------------------------------------------------------------------------------
                                                                     Number of Days Past Due
                                   ----------------------------------------------------------------------------------
                                     Current       30 days   31-60 days   61-90 days     over 90 days       Total
---------------------------------------------------------------------------------------------------------------------

Accounts Payable                       114,440         0         0            0             0             114,440
Wages Payable                          234,533         0         0            0             0             234,533
Taxes Payable (Other than income)        5,906         0         0            0             0               5,906
Professional Fees                            0         0         0            0             0                   0
Rent/Lease - Building                        0         0         0            0             0                   0
Rent/Lease - Equipment                       0         0         0            0             0                   0
Other Accrued Liabilities               58,419         0         0            0             0              58,419
Income Taxes Payable                   113,133         0         0            0             0             113,133
Secured Debt                                 0         0         0            0             0                   0
Intercompany Payable                    18,347         0         0            0             0              18,347
Other LT Liabilities                         0         0         0            0             0                   0
                                   ----------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS              $544,778        $0        $0           $0            $0             $544,778
                                   ==================================================================================



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  September 30, 2002
                                                                                ------------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)

--------------------------------------------------------------------------------
                            Dates         Amount              Check Nos.
Description of Tax          Paid           Paid                or EFT
--------------------------------------------------------------------------------
FICA and Federal           09/09/02       $17,580                EFT
FICA and Federal           09/23/02        10,649                EFT
State withholding          09/23/02         1,842               11624
State withholding          09/24/02         1,146               11636
Federal Income             09/30/02         4,867                EFT






















                                      ------------
TOTAL POST PETITION TAXES PAID            $36,084
                                      ============



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  September 30, 2002
                                                                                ------------------
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

--------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
--------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period      $933,449
PLUS Amounts billed during the period                                    571,070
LESS Amounts collected during the period                                 619,669
                                                                      ----------
Total Accounts Receivable at the end of the reporting period            $884,850
                                                                      ==========

--------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
--------------------------------------------------------------------------------
0-30 days old                                                            463,044
31-60 days old                                                           356,098
61-90 days old                                                            56,609
91+ days old                                                               9,099
                                                                      ----------
Total Accounts Receivable                                                884,850
Amount considered uncollectible (bad debt)                                 9,402
                                                                      ----------
Accounts Receivable (Net) at the end of the current period              $875,448
                                                                      ==========


DEBTOR QUESTIONNAIRE

--------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                   YES       NO
--------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the
     normal course of business this reporting period? If yes,
     provide an explanation below.                                        x
2.   Have any funds been disbursed from any account other
     than a debtor in possession account this reporting
     period?  If yes, provide an explanation below.                       x
3.   Have all postpetition tax returns been timely filed? If
     no, provide an explanation below.                           x
4.   Are workers compensation and general liability and
     other necessary insurance coverages in effect?  If no,
     provide an explanation below.                                x


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACH SEPARATE SCHEDULE.)
------------

1.



2.



3.



4.



                                                                                EXHIBIT 99.3


CUSTOM TECHNOLOGIES CORP.                                               CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  September, 2002
                                                                                ---------------
MONTHLY OPERATING REPORT

                                                                             DOCUMENT        EXPLANATION
                                                               FORM NO.      ATTACHED         ATTACHED
                                                            ------------   -------------    --------------
REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements                 MOR 1            None
    Bank Reconciliations                                    MOR 1 (cont)     None
    Copies of bank statements                                                None
    Cash disbursement journals                                               None
Statement of operations                                     MOR 2            None
Balance Sheet                                               MOR 3            Attached
Status of Postpetition Taxes                                MOR 4            None
    Copies of payment receipts                                               None
    Copies of tax returns filed during reporting period                      None
Summary of Unpaid Postpetition Debts                        MOR 4            None
    Listing of aged accounts payable                                         None
Accounts Receivable Reconciliation and Aging                MOR 5            None
Debtor Questionnaire                                        MOR 5            Attached



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

 /s/ R. Michael McEntee                        10/19/2002
----------------------------------------       ---------------------------------
Signature of Authorized Individual             Date

R. Michael McEntee                             Treasurer
----------------------------------------       ---------------------------------
Printed Name of Authorized Individual          Title of Authorized Individual


CUSTOM TECHNOLOGIES CORP.                                               CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  September, 2002
                                                                                ---------------


BALANCE SHEET (MOR -3)
                                                       September, 2002              1/15/02
                                                       ---------------          --------------
ASSETS
----------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents              $           -           $           -
    Restricted cash and cash equivalents                            -                       -
    Accounts receivable - net                                       -                       -
    Inventories -net                                                -
    Other assets - current                                          -                       -
                                                        --------------          --------------
           TOTAL CURRENT ASSETS                                     -                       -
                                                        --------------          --------------
OTHER ASSETS
    Deferred income taxes                                           -                       -
    Intercompany receivable                             $   1,332,139               1,332,139
    Investment in subsidiaries                             39,630,358              39,630,358
    Other                                                           -                       -
                                                        --------------          --------------
           TOTAL OTHER ASSETS                              40,962,497              40,962,497
                                                        --------------          --------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                            -                       -
    Buildings                                                       -                       -
    Machinery and equipment                                         -                       -
                                                        --------------          --------------
           Total property, plant and equipment                      -                       -
    Less: Accum. depreciation and amortization                      -                       -
                                                        --------------          --------------
           NET PROPERTY, PLANT AND EQUIPMENT                        -                       -
                                                        --------------          --------------
TOTAL ASSETS                                            $  40,962,497           $  40,962,497
                                                        ==============          ==============


LIABILITIES & SHAREHOLDERS' EQUITY                      September, 2002             1/15/02
----------------------------------------------------    ---------------         --------------
LIABILITIES (POSTPETITION)
----------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                   $           -           $           -
    Accounts payable                                                -                       -
    Accrued liabilities                                             -                       -
    Accrued income taxes                                            -                       -
    Dividends payable                                               -                       -
                                                        --------------          --------------
           TOTAL CURRENT LIABILITIES                                -                       -
                                                        --------------          --------------
LONG-TERM DEBT - SECURED                                            -                       -
                                                        --------------          --------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                       -                       -
    Deferred income taxes                                           -                       -
    Intercompany payable                                            -                       -
    Long-term pension liability                                     -                       -
                                                        --------------          --------------
           TOTAL OTHER LIABILITIES                                  -                       -
                                                        --------------          --------------
TOTAL LIABILITIES (POSTPETITION)                                    -                       -
                                                        --------------          --------------



LIABILITIES (PREPETITION)
----------------------------------------------------
    Secured debt                                                    -                       -
    Priority debt                                                   -                       -
    Unsecured debt                                                  -                       -
                                                        --------------          --------------
TOTAL LIABILITIES (PREPETITION)                                     -                       -
                                                        --------------          --------------
TOTAL LIABILITIES                                                   -                       -
                                                        --------------          --------------

SHAREHOLDERS' EQUITY
    Common stock                                                1,000                   1,000
    Capital in excess of par value                         23,380,700              23,380,700
    Equity - unearned compensation                                  -                       -
    Minimum pension liability adjustment                            -                       -
    Foreign currency translation adjustment                         -                       -
    Retained earnings - prepetition                        17,580,797              17,580,797
    Retained earnings - postpetition                                -                       -
                                                        --------------          --------------
           TOTAL SHAREHOLDERS' EQUITY                      40,962,497              40,962,497
                                                        --------------          --------------
TOTAL LIABILITIES AND SHAREHOLDERS, EQUITY              $  40,962,497           $  40,962,497
                                                        ==============          ==============


CUSTOM TECHNOLOGIES CORP.                                               CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  September, 2002
                                                                                ---------------



DEBTOR QUESTIONNAIRE (MOR - 5)                                                   YES       NO
                                                                                ------   ------
1.  Have any assets been sold or transferred outside of the normal course of business this reporting period? If yes, provide an explanation
    below.                                                                                 x


2.  Have any funds been disbursed from any accounts other than a debtor in possession account in this reporting period? If yes, provide an
    explanation below.                                                                    x


3.  Have all postpetition tax returns been timely filed? If no, provide an
    explanation below.                                                            x


4.  Are workers compensation, general liability and other necessary
    insurance coverages in effect? If no, provide an explanation below.           x


                                                                                EXHIBIT 99.4


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  September 30, 2002
                                                                                ------------------

MONTHLY OPERATING REPORT
                                                                                 DOCUMENT      EXPLANATION
                                                                 FORM NO.        ATTACHED       ATTACHED
                                                               ------------    ------------    -----------
REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements                    MOR 1              Yes             No
        Bank Reconciliations                                   MOR 1 (cont)    Available          No
        Copies of bank statements                                              Available          No
        Cash disbursement journals                                             Available          No
Statement of operations                                        MOR 2              Yes             No
Balance Sheet                                                  MOR 3              Yes             No
Status of Postpetition Taxes                                   MOR 4              Yes             No
        Copies of payment receipts                                             Available          No
        Copies of tax returns filed during reporting period                    Available          No
Summary of Unpaid Postpetition Debts                           MOR 4              Yes             No
        Listing of aged accounts payable                                       Available          No
Accounts Receivable Reconciliation and Aging                   MOR 5              Yes             No
Debtor Questionnaire                                           MOR 5              Yes             No



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ R. Michael McEntee                        10/19/2002
---------------------------------------       ----------------------------------
Signature of Authorized Individual            Date

R. Michael McEntee                            Vice President
---------------------------------------       ----------------------------------
Printed Name of Authorized Individual         Title of Authorized Individual


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  September 30, 2002
                                                                                ------------------


SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                       CURRENT MONTH                CUMULATIVE FILING TO DATE
                              -------------------------------    -------------------------------
                                  ACTUAL          PROJECTED          ACTUAL          PROJECTED
                              -------------     -------------    --------------   --------------
RECEIPTS
--------

A/R Collections               $   1,426,829     $  1,146,000     $   9,530,910    $   9,168,774
Loans                                     -                -                 -                -
Sale of Assets                            -                -                 -                -
InterCompamy Transfers             (794,211)               -          (532,183)               -
Other                                     -                -                 -                -

                              --------------    -------------    --------------   --------------
     Total Receipts                 632,618        1,146,000         8,998,727        9,168,774
                              --------------    -------------    --------------   --------------

DISBURSEMENTS
-------------

Net Payroll                          78,590           79,000           780,664          766,681
Payroll Taxes                        30,125           31,362           295,031          296,393
Accounts Payable                    530,092          842,704         7,746,376        7,589,530
Profit Sharing / Pension                  -                -            15,128           15,000
Insurance                                 -            2,104            50,624           56,435
Commissions                          30,048           32,000           208,284          214,000
Utilities                            11,533            8,500            84,794           66,513
Leases / Rents                        6,353            4,200            46,756           42,896
Bank Service Charges                      -                -                 -                -
Loans                                     -                -                 -                -
Professional Fees-Bankruptcy              -                -                 -                -
US Trustee Fees                           -                -                 -                -
Court Costs                               -                -             8,250            8,000

                              --------------    -------------    --------------   --------------
     Total disbursements            686,741          999,870         9,235,907        9,055,448
                              --------------    -------------    --------------   --------------


NET CASH FLOW                 $     (54,123)    $    146,130     $    (237,180)   $     113,326
-------------
                              ==============    =============    ==============   ==============


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  September 30, 2002
                                                                                ------------------

BANK RECONCILIATION (MOR 1 CONTINUED)
                                           Account                                   Book
Balance per Books                          Number          Account Type             Balance
-----------------                       -------------    -----------------      --------------
   Petty Cash                             N/A            Petty cash             $       700

   American National Bank               18080278         Disbursement                     -

   National City Bank                   884096844        Disbursement              (147,458)

   Bank One                             2135-439-0104    Payroll                     12,384

   Texas Commerce Bank                  85808720641      Disbursement                 2,110

                                                                                --------------
                                                                                $  (132,264)
                                                                                ==============
Bank reconciliations are available.


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  September 30, 2002
                                                                                ------------------

STATEMENT OF OPERATIONS (MOR-2)

                                                     Month of        CUMULATIVE
                                                  September, 2002  FILING TO DATE
                                                  ---------------  --------------
Gross Sales                                       $  1,359,674      $ 10,460,775
Less: Defective mat'l returned                               -             6,580
         Sales allowances                                    -             9,590
         Cash discounts                                  8,816            71,735
                                                  -------------     -------------
            Total sales deductions                       8,816            87,905
                                                  -------------     -------------

         NET SALES                                   1,350,858        10,372,870
                                                  -------------     -------------

Cost of Sales                                        1,146,927         8,560,575
                                                  -------------     -------------

         GROSS PROFIT                                  203,931         1,812,295
                                                  -------------     -------------

Selling, General & Admin. Expense
    Selling expense                                     55,048           550,268
    General & Admin. expense                            68,007           479,237
    Corporate Fees                                      44,000           369,500
                                                  -------------     -------------
      Total S G & A and Environ. Expense               167,055         1,399,005
                                                  -------------     -------------

         OPERATING INCOME                               36,876           413,290
                                                  -------------     -------------

OTHER INCOME (EXPENSE)
    Other Income (Expense)                                   -                27
    Interest Expense                                         -                 -
                                                  -------------     -------------
         Other Income (Expense)                              -                27
                                                  -------------     -------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                                36,876           413,317
                                                  -------------     -------------

REORGANIZATION ITEMS
    Professional Fees                                   35,000           271,750
    US Trustee Quarterly Fees                                -             8,250
    (Gain) Loss from sale of equipment                       -                 -
    Other Reorganization Expenses                            -                 -
                                                  -------------     -------------
         Total Reorganization Items                     35,000           280,000
                                                  -------------     -------------

INCOME (LOSS) BEFORE TAXES                               1,876           133,317

Provision for Taxes                                      1,594            62,769
                                                  -------------     -------------

NET INCOME (LOSS)                                 $        282      $     70,548
                                                  =============     =============


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  September 30, 2002
                                                                                ------------------


BALANCE SHEET (MOR-3)
                                                                   9/30/02            1/15/02
                                                                -------------       -----------
ASSETS
-----------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents                          ($132,264)      $   104,916
    Restricted cash and cash equivalents                                    -                 -
    Accounts receivable - net                                       1,980,896           956,901
    Inventories -net                                                1,439,257         1,085,331
    Other assets - current                                            163,778            72,557
                                                                -------------       -----------
           TOTAL CURRENT ASSETS                                     3,451,667         2,219,705
                                                                -------------       -----------
OTHER ASSETS
    Deferred income taxes                                              16,657           575,991
    Intercompany receivable                                           464,874           316,912
    Investment in subsidiaries                                      2,619,157         2,619,157
    Other                                                               5,470                 -
                                                                -------------       -----------
           TOTAL OTHER ASSETS                                       3,106,158         3,512,060
                                                                -------------       -----------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                               68,653            68,653
    Buildings                                                          84,942            84,942
    Machinery and equipment                                         4,300,918         4,300,918
                                                                -------------       -----------
           Total property, plant and equipment                      4,454,513         4,454,513
    Less: Accum. depreciation and amortization                      2,144,917         1,952,364
                                                                -------------       -----------
           NET PROPERTY, PLANT AND EQUIPMENT                        2,309,596         2,502,149
                                                                -------------       -----------
TOTAL ASSETS                                                      $ 8,867,421       $ 8,233,914
                                                                =============       ===========

LIABILITIES & SHAREHOLDERS' EQUITY                                 9/30/02            1/15/02
-----------------------------------------------------           -------------       -----------
LIABILITIES (POSTPETITION)
-----------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                          $            -       $         -
    Accounts payable                                                  388,425                 -
    Accrued liabilities                                               317,915                 -
    Accrued income taxes                                                    -                 -
    Dividends payable                                                       -                 -
                                                                -------------       -----------
           TOTAL CURRENT LIABILITIES                                  706,340                 -
                                                                -------------       -----------
LONG-TERM DEBT - SECURED                                                    -                 -
                                                                -------------       -----------
OTHER LIABILITIES
    Disc. operations and environ. remediation                               -                 -
    Deferred income taxes                                                   -                 -
    Intercompany payable                                               52,683                 -
    Long-term pension liability                                             -                 -
                                                                -------------       -----------
           TOTAL OTHER LIABILITIES                                     52,683                 -
                                                                -------------       -----------
TOTAL LIABILITIES (POSTPETITION)                                      759,023                 -
                                                                -------------       -----------



LIABILITIES (PREPETITION)
-----------------------------------------------------
    Secured debt                                                            -                 -
    Priority debt 1                                                    27,482           116,378
    Unsecured debt                                                  1,356,245         1,463,413
    Intercompany payable                                              839,825           839,825
                                                                -------------       -----------
TOTAL LIABILITIES (PREPETITION)                                     2,223,552         2,419,616
                                                                -------------       -----------
TOTAL LIABILITIES                                                   2,982,575         2,419,616
                                                                -------------       -----------

SHAREHOLDERS' EQUITY
    Common stock                                                        1,000             1,000
    Capital in excess of par value                                  4,067,259         4,067,259
    Equity - unearned compensation                                          -                 -
    Minimum pension liability adjustment                                    -                 -
    Foreign currency translation adjustment                                 -                 -
    Retained earnings - prepetition                                 1,746,039         1,746,039
    Retained earnings - postpetition                                   70,548                 -
                                                                -------------       -----------
           TOTAL SHAREHOLDERS' EQUITY                               5,884,846         5,814,298
                                                                -------------       -----------
TOTAL LIABILITIES AND SHAREHOLDERS, EQUITY                      $   8,867,421       $ 8,233,914
                                                                =============       ===========

1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  September 30, 2002
                                                                                ------------------


STATUS OF POST PETITION TAXES (MOR-4)
------------------------------------------------------------------------------------------------------
                                                                                      Tax Liability
                                     Beginning     Amt. Withheld       Amount           at end of
FEDERAL TAXES:                     Tax Liability   or Amt of Tax        Paid          Current Month
------------------------------------------------------------------------------------------------------
Withholding                                0           13,866         13,866                  0
FICA-Employee                              0            6,896          6,896                  0
FICA-Employer                              0            8,597          8,597                  0
Unemployment                             431             (273)             5                153
Income Tax                                 0                0              0                  0
Foreign Income Tax                         0                0              0                  0
Other:                                     0                0              0                  0
                                   -------------------------------------------------------------------
   TOTAL FEDERAL TAXES             $     431          $29,086        $29,364               $153
                                   -------------------------------------------------------------------
STATE AND LOCAL TAXES:
----------------------
Withholding                              876            1,637            761              1,752
Unemployment                             289                0              0                289
Sales                                  2,026                0              0              2,026
Income Tax                                 0                0              0                  0
Real Property                          4,500              600              0              5,100
Personal Property                          0                0              0                  0
Other: Describe                            0                0              0                  0
                                   -------------------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES      $   7,691           $2,237           $761             $9,167
                                   -------------------------------------------------------------------
                                   -------------------------------------------------------------------
TOTAL POST PETITION TAXES          $   8,122          $31,323        $30,125             $9,320
                                   ===================================================================




----------------------------------------------------------------------------------------------------------------------------
                                                               Number of Days Past Due
                                 -------------------------------------------------------------------------------------------
                                       Current      30 days     31-60 days     61-90 days      over 90 days            Total
----------------------------------------------------------------------------------------------------------------------------
Accounts Payable                      388,425         0              0             0                0               388,425
Wages Payable                         112,366         0              0             0                0               112,366
Taxes Payable (Other than income)       9,320         0              0             0                0                 9,320
Professional Fees                           0         0              0             0                0                     0
Rent/Lease - Building                       0         0              0             0                0                     0
Rent/Lease - Equipment                      0         0              0             0                0                     0
Other Accrued Liabilities             196,229         0              0             0                0               196,229
Income Taxes Payable                        0         0              0             0                0                     0
Secured Debt                                0         0              0             0                0                     0
Intercompany Payable                   52,683         0              0             0                0                52,683
Other LT Liabilities                        0         0              0             0                0                     0
                                 -------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS             $759,023        $0             $0            $0               $0              $759,023
                                 ===========================================================================================


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  September 30, 2002
                                                                                ------------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)
-----------------------------------------------------------------------------------------
                                            Dates         Amount             Check Nos.
Description of Tax                          Paid           Paid                or EFT
-----------------------------------------------------------------------------------------
All payroll taxes are paid by ADP                          30,125              EFT
      each  week.






















                                                            ---------
TOTAL POST PETITION TAXES PAID                                 30,125
                                                            =========


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  September 30, 2002
                                                                                ------------------
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

---------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
---------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period          $  1,945,372
PLUS Amounts billed during the period                                          1,442,971
LESS Amounts collected during the period                                       1,426,829
                                                                            ------------
Total Accounts Receivable at the end of the reporting period                $  1,961,514
                                                                            ============

---------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
---------------------------------------------------------------------------------------------
0-30 days old                                                                  1,042,549
31-60 days old                                                                   760,354
61-90 days old                                                                   111,833
91+ days old                                                                      46,778
                                                                            ------------
Total Accounts Receivable                                                      1,961,514
Amount considered uncollectible (bad debt)                                             -
                                                                            ------------
Accounts Receivable (Net) at the end of the current period                  $  1,961,514
                                                                            ============


DEBTOR QUESTIONNAIRE
----------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                    YES          NO
----------------------------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the normal course of
     business this reporting period? If yes, provide an explanation below.                     x


2.   Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an
     explanation below                                                                         x


3.   Have all postpetition tax returns been timely filed? If no, provide an
     explanation below.                                                          Yes


4.   Are workers compensation and general liability and other necessary
     insurance coverages in effect? If no, provide an explanation below.         Yes


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACH SEPARATE SCHEDULE.)
-----------
1.


2.


3.


4.





                                                                                EXHIBIT 99.5


FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  September 30, 2002
                                                                                ------------------
MONTHLY OPERATING REPORT
                                                                               DOCUMENT      EXPLANATION
                                                                 FORM NO.      ATTACHED        ATTACHED
                                                               ------------   -----------   -------------

REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements                    MOR 1           Attached          No
        Bank Reconciliations                                   MOR 1 (cont)    Attached          No
        Copies of bank statements                                              Available         No
        Cash disbursement journals                                             None              No
Statement of operations                                        MOR 2           Attached          No
Balance Sheet                                                  MOR 3           Attached          No
Status of Postpetition Taxes                                   MOR 4           None              No
        Copies of payment receipts                                             None              No
        Copies of tax returns filed during reporting period                    None              No
Summary of Unpaid Postpetition Debts                           MOR 4           Attached          No
        Listing of aged accounts payable                                       None              No
Accounts Receivable Reconciliation and Aging                   MOR 5           None              No
Debtor Questionnaire                                           MOR 5           Attached          No



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                           10/19/2002
----------------------------------------       ------------------------------
Signature of Authorized Individual             Date

R. Michael McEntee                             Treasurer
----------------------------------------       ------------------------------
Printed Name of Authorized Individual          Title of Authorized Individual


FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  September 30, 2002
                                                                                ------------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

                                        CURRENT MONTH         CUMULATIVE FILING TO DATE
                                 -------------------------    --------------------------
                                    ACTUAL      PROJECTED       ACTUAL      PROJECTED
                                 -----------  ------------    ----------  --------------

RECEIPTS
--------
A/R Collections                  $        -   $         -     $       -     $       -
Loans                                     -             -             -             -
Sale of Assets                            -             -             -             -
InterCompany Transfers                    -             -           500           250
Other                                     -             -             -             -
                                 -----------  ------------   -----------  -------------
     Total Receipts                       -             -           500           250
                                 -----------  ------------   -----------  -------------
DISBURSEMENTS
-------------
Net Payroll                               -             -             -             -
Payroll Taxes                             -             -             -             -
Accounts Payable                          -             -             -             -
Profit Sharing / Pension                  -             -             -             -
Insurance                                 -             -             -             -
Commissions                               -             -             -             -
Utilities                                 -             -             -             -
Leases / Rents                            -             -             -             -
Bank Service Charges                     17            17           154           137
Loans                                     -             -             -             -
Professional Fees-Bankruptcy              -             -             -             -
US Trustee Fees                           -             -           500           250
Court Costs                               -             -             -             -
                                 -----------  ------------   -----------  -------------
     Total disbursements                 17            17           654           387
                                 -----------  ------------   -----------  -------------

NET CASH FLOW                    $      (17)   $      (17)   $     (154)   $     (137)
-------------
                                 ===========  ============   ===========  =============



FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                ------------------
                                                            REPORTING PERIOD    September 30, 2002
                                                                                ------------------

BANK RECONCILIATION (MOR 1 CONTINUED)
                                          Account                        Book
Balance per Books                         Number       Account Type     Balance
                                       ------------  ---------------  ----------
   Wilmington Trust Company               2477-7626    Operational       $731

                                                                      ----------
                                                                         $731
                                                                      ==========

Bank reconciliations are available.



FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                ------------------
                                                            REPORTING PERIOD    September 30, 2002
                                                                                ------------------

STATEMENT OF OPERATIONS (MOR-2)

                                             Month of            CUMULATIVE
                                         September, 2002        FILING TO DATE
                                         ---------------      -----------------
Gross Sales                                $          -         $          -
Less: Defective mat'l returned                        -                    -
         Sales allowances                             -                    -
         Cash discounts                               -                    -
                                         ---------------      -----------------
            Total sales deductions                    -                    -
                                         ---------------      -----------------
         NET SALES                                    -                    -
                                         ---------------      -----------------
Cost of Sales                                         -                    -
                                         ---------------      -----------------
         GROSS PROFIT                                 -                    -
                                         ---------------      -----------------
Selling, General & Admin. Expense
    Selling expense                                   -                    -
    General & Admin. expense                         17                5,255
    Corporate Fees                                    -                 (500)
                                         ---------------      -----------------
      Total S G & A and Environ. Expense             17                4,755
                                         ---------------      -----------------

         OPERATING INCOME                           (17)              (4,755)
                                         ---------------      -----------------
OTHER INCOME (EXPENSE)
    Other Income (Expense)                            -                    -
    Interest Expense                                  -                    -
                                         ---------------      -----------------
         Other Income (Expense)                       -                    -
                                         ---------------      -----------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                            (17)              (4,755)
                                         ---------------      -----------------
REORGANIZATION ITEMS
    Professional Fees                                 -                    -
    US Trustee Quarterly Fees                         -                  500
    (Gain) Loss from sale of equipment                -                    -
    Other Reorganization Expenses                     -                    -
                                         ---------------      -----------------
         Total Reorganization Items                   -                  500
                                         ---------------      -----------------
INCOME (LOSS) BEFORE TAXES                          (17)              (5,255)

Provision for Taxes                                   -                    -
                                         ---------------      -----------------
NET INCOME (LOSS)                          $        (17)        $     (5,255)
                                         ===============      =================



FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  September 30, 2002
                                                                                ------------------

BALANCE SHEET (MOR-3)
                                                    9/30/02           1/15/02
                                                 -------------    --------------
ASSETS
----------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents       $        731      $        885
    Restricted cash and cash equivalents                    -                 -
    Accounts receivable - net                               -                 -
    Inventories -net                                        -                 -
    Other assets - current                                  -                 -
                                                 -------------    --------------
           TOTAL CURRENT ASSETS                           731               885
                                                 -------------    --------------
OTHER ASSETS
    Deferred income taxes                                   -                 -
    Intercompany receivable                                 -                 -
    Investment in subsidiaries                     40,554,342        40,554,342
    Other                                                   -                 -
                                                 -------------    --------------
           TOTAL OTHER ASSETS                      40,554,342        40,554,342
                                                 -------------    --------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                    -                 -
    Buildings                                               -                 -
    Machinery and equipment                                 -                 -
                                                 -------------    --------------
           Total property, plant and equipment              -                 -
    Less: Accum. depreciation and amortization              -                 -
                                                 -------------    --------------
           NET PROPERTY, PLANT AND EQUIPMENT                -                 -
                                                 -------------    --------------
TOTAL ASSETS                                     $ 40,555,073      $ 40,555,227
                                                 =============    ==============

LIABILITIES & SHAREHOLDERS' EQUITY                  9/30/02           1/15/02
----------------------------------------------   -------------    --------------
LIABILITIES (POSTPETITION)
----------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                     $ -               $ -
    Accounts payable                                        -                 -
    Accrued liabilities                                     -                 -
    Accrued income taxes                                    -                 -
    Dividends payable                                       -                 -
                                                 -------------    --------------
           TOTAL CURRENT LIABILITIES                        -                 -
                                                 -------------    --------------
LONG-TERM DEBT - SECURED                                    -                 -
                                                 -------------    --------------
OTHER LIABILITIES
    Disc. operations and environ. remediation               -                 -
    Deferred income taxes                                   -                 -
    Intercompany payable                                2,571                 -
    Long-term pension liability                             -                 -
                                                 -------------    --------------
           TOTAL OTHER LIABILITIES                      2,571                 -
                                                 -------------    --------------
TOTAL LIABILITIES (POSTPETITION)                        2,571                 -
                                                 -------------    --------------



LIABILITIES (PREPETITION)
----------------------------------------------
    Secured debt                                            -                 -
    Priority debt                                       1,000             1,000
    Unsecured debt                                          -                 -
    Intercompany payable                           30,856,457        30,853,927
                                                 -------------    --------------
TOTAL LIABILITIES (PREPETITION)                    30,857,457        30,854,927
                                                 -------------    --------------
TOTAL LIABILITIES                                  30,860,028        30,854,927
                                                 -------------    --------------
SHAREHOLDERS' EQUITY
    Common stock                                            -                 -
    Capital in excess of par value                          -                 -
    Equity - unearned compensation                          -                 -
    Minimum pension liability adjustment                    -                 -
    Foreign currency translation adjustment                 -                 -
    Retained earnings - prepetition                 9,700,300         9,700,300
    Retained earnings - postpetition                   (5,255)                -
                                                 -------------    --------------
           TOTAL SHAREHOLDERS' EQUITY               9,695,045         9,700,300
                                                 -------------    --------------
TOTAL LIABILITIES AND SHAREHOLDERS, EQUITY       $ 40,555,073      $ 40,555,227
                                                 =============    ==============




FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                ------------------
                                                            REPORTING PERIOD    September 30, 2002
                                                                                ------------------



SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)
----------------------------------------------------------------------------------------------------------------------
                                                                             Number of Days Past Due
                                 -------------------------------------------------------------------------------------
                                    Current      30 days      31-60 days    61-90 days    over 90 days     Total
----------------------------------------------------------------------------------------------------------------------

Accounts Payable                           0         0            0            0              0                0
Wages Payable                              0         0            0            0              0                0
Taxes Payable (Other than income)          0         0            0            0              0                0
Professional Fees                          0         0            0            0              0                0
Rent/Lease - Building                      0         0            0            0              0                0
Rent/Lease - Equipment                     0         0            0            0              0                0
Other Accrued Liabilities                  0         0            0            0              0                0
Income Taxes Payable                       0         0            0            0              0                0
Secured Debt                               0         0            0            0              0                0
Intercompany Payable                   2,571         0            0            0              0            2,571
Other LT Liabilities                       0         0            0            0              0                0
                                 --------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS              $2,571        $0           $0           $0             $0           $2,571
                                 ======================================================================================



FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                ------------------
                                                            REPORTING PERIOD    September 30, 2002
                                                                                ------------------

DEBTOR QUESTIONNAIRE (MOR-5)

----------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                  YES       NO
----------------------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the
     normal course of business this reporting period? If yes,
     provide an explanation below.                                                       X
2.   Have any funds been disbursed from any account other
     than a debtor in possession account this reporting
     period?  If yes, provide an explanation below.                                      X
3.   Have all postpetition tax returns been timely filed? If
     no, provide an explanation below.                                         X
4.   Are workers compensation and general liability and
     other necessary insurance coverages in effect?  If no,
     provide an explanation below.                                             X


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACH SEPARATE SCHEDULE.)
------------
1.



2.



3.



4.





                                                                                EXHIBIT 99.6

FANSTEEL SCHULZ PRODUCTS, INC.                                          CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  September 30, 2002
                                                                                ------------------

MONTHLY OPERATING REPORT
                                                                                   DOCUMENT        EXPLANATION
                                                                   FORM NO.        ATTACHED          ATTACHED
                                                                -------------    -------------    -------------
REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements                     MOR 1                 Yes               No
        Bank Reconciliations                                    MOR 1 (cont)       Available            No
        Copies of bank statements                                                  Available            No
        Cash disbursement journals                                                 Available            No
Statement of operations                                         MOR 2                 Yes               No
Balance Sheet                                                   MOR 3                 Yes               No
Status of Postpetition Taxes                                    MOR 4                 Yes               No
        Copies of payment receipts                                                 Available            No
        Copies of tax returns filed during reporting period                        Available            No
Summary of Unpaid Postpetition Debts                            MOR 4                 Yes               No
        Listing of aged accounts payable                                           Available            No
Accounts Receivable Reconciliation and Aging                    MOR 5                 Yes               No
Debtor Questionnaire                                            MOR 5                 Yes               No


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


\s\ R. Michael McEntee                        10/19/2002
---------------------------------------     -----------------------------------
Signature of Authorized Individual          Date

R. Michael McEntee                          Vice President
---------------------------------------     -----------------------------------
Printed Name of Authorized Individual       Title of Authorized Individual


FANSTEEL SCHULZ PRODUCTS, INC.                                          CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  September 30, 2002
                                                                                ------------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR 1)

                                             CURRENT MONTH                   CUMULATIVE FILING TO DATE
                                 ----------------------------------   --------------------------------------
                                     ACTUAL            PROJECTED            ACTUAL             PROJECTED
                                 ---------------   ----------------   -----------------    -----------------
RECEIPTS
--------
A/R Collections                  $     317,494     $      400,000     $     2,943,944      $     2,952,053
Loans                                        -                  -                   -                    -
Sale of Assets                               -                  -                   -                    -
InterCompany Transfers                 188,660                  -             467,216                6,000
Other                                        -                  -               5,191                  829

                                 --------------    ---------------    ----------------     ----------------
     Total Receipts                    506,154            400,000           3,416,351            2,958,882
                                 --------------    ---------------    ----------------     ----------------

DISBURSEMENTS
-------------

Net Payroll                             82,854            88,000             744,331              756,909
Payroll Taxes                           33,635            32,000             300,360              318,755
Accounts Payable                       342,577           160,000           2,108,174            1,594,112
Profit Sharing / Pension                     -                 -                   -                    -
Insurance                               16,378            16,000             121,152              143,321
Commissions                                  -                 -                   -                    -
Utilities                                5,663             5,000              33,853               35,771
Leases / Rents                           3,688             3,788              32,098               32,210
Bank Service Charges                         -                 -                   -                    -
Loans                                        -                 -                   -                    -
Capital Expendures                           -                 -              10,334               10,334
Professional Fees-Bankruptcy                 -                 -                   -                    -
US Trustee Fees                              -                 -               5,250                5,000
Court Costs                                  -                 -                   -                    -

                                 --------------    ---------------    ----------------     ----------------
     Total disbursements               484,795           304,788           3,355,552            2,896,412
                                 --------------    ---------------    ----------------     ----------------


NET CASH FLOW                    $      21,359     $      95,212     $        60,799      $        62,470
-------------
                                 ==============    ===============    ================     ================



FANSTEEL SCHULZ PRODUCTS, INC.                                          CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  September 30, 2002
                                                                                ------------------

BANK RECONCILIATION (MOR 1 CONT)
                                               Account                                       Book
Balance per Books                              Number                Account Type          Balance
                                           --------------        -------------------    ------------
  Petty Cash                                     N/A               Petty cash            $    1,140

  American National Bank                       18082912            Disbursement             (22,383)

  American National Bank                     5300011495            Payroll                   31,653


                                                                                         -----------
                                                                                         $   10,410
                                                                                         ===========



FANSTEEL SCHULZ PRODUCTS, INC.                                          CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  September 30, 2002
                                                                                ------------------

STATEMENT OF OPERATIONS (MOR-2)

                                                        Month of            CUMULATIVE
                                                    September 2002        FILING TO DATE
                                                   ----------------      ----------------
Gross Sales                                        $       365,750       $     3,306,125
Less: Defective mat'l returned                                   -                     -
        Sales allowances                                         -                     -
        Cash discounts                                           -                10,320
                                                   ----------------      ----------------
           Total sales deductions                                -                10,320
                                                   ----------------      ----------------

        NET SALES                                          365,750             3,295,805
                                                   ----------------      ----------------

Cost of Sales                                              290,600             2,720,763
                                                   ----------------      ----------------

        GROSS PROFIT                                        75,150               575,042
                                                   ----------------      ----------------

Selling, General & Admin. Expense
    Selling expense                                              -                     -
    General & Admin. expense                                18,615               157,479
    Corporate Fees                                          12,000               103,000
                                                   ----------------      ----------------
      Total S G & A and Environ. Expense                    30,615               260,479
                                                   ----------------      ----------------

        OPERATING INCOME                                    44,535               314,563
                                                   ----------------      ----------------

OTHER INCOME (EXPENSE)
    Other Income (Expense)                                    (128)                 (168)
    Interest Expense                                             -                     -
                                                   ----------------      ----------------
        Other Income (Expense)                                (128)                 (168)
                                                   ----------------      ----------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                                    44,407               314,395
                                                   ----------------      ----------------

REORGANIZATION ITEMS
    Professional Fees                                       10,000                74,750
    US Trustee Quarterly Fees                                    -                 5,250
    (Gain) Loss from sale of equipment                           -                     -
    Other Reorganization Expenses                                -                     -
                                                   ----------------      ----------------
        Total Reorganization Items                          10,000                80,000
                                                   ----------------      ----------------

INCOME (LOSS) BEFORE TAXES                                  34,407               234,395

Provision for Taxes                                         11,000                79,000
                                                   ----------------      ----------------

NET INCOME (LOSS)                                  $        23,407       $       155,395
                                                   ================      ================


FANSTEEL SCHULZ PRODUCTS, INC.                                          CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  September 30, 2002
                                                                                ------------------

BALANCE SHEET (MOR-3)
                                                                      9/30/02             1/15/02
                                                                  --------------       -------------
ASSETS
------------------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents                             $10,410         $   (50,389)
    Restricted cash and cash equivalents                                     -                   -
    Accounts receivable - net                                          673,303             376,639
    Inventories -net                                                 1,424,264           1,145,567
    Other assets - current                                              78,029              21,786
                                                                  --------------       -------------
           TOTAL CURRENT ASSETS                                      2,186,006           1,493,603
                                                                  --------------       -------------
OTHER ASSETS
    Deferred income taxes                                                    -                   -
    Intercompany receivable                                          2,596,386           2,596,386
    Investment in subsidiaries                                               -                   -
    Other                                                                    -                   -
                                                                  --------------       -------------
           TOTAL OTHER ASSETS                                        2,596,386           2,596,386
                                                                  --------------       -------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                                     -                   -
    Buildings                                                                -                   -
    Machinery and equipment                                            569,388             559,054
                                                                  --------------       -------------
           Total property, plant and equipment                         569,388             559,054
    Less: Accum. depreciation and amortization                         293,493             253,908
                                                                  --------------       -------------
           NET PROPERTY, PLANT AND EQUIPMENT                           275,895             305,146
                                                                  --------------       -------------
TOTAL ASSETS                                                      $  5,058,287         $ 4,395,135
                                                                  ==============       =============

LIABILITIES & SHAREHOLDERS' EQUITY                                    9/30/02             1/15/02
-------------------------------------------------------------     --------------       -------------
LIABILITIES (POSTPETITION)
------------------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                             $          -         $         -
    Accounts payable                                                    60,517                   -
    Accrued liabilities                                                217,738                   -
    Accrued income taxes                                                79,000                   -
    Dividends payable                                                        -                   -
                                                                  --------------       -------------
           TOTAL CURRENT LIABILITIES                                   357,255                   -
                                                                  --------------       -------------
LONG-TERM DEBT - SECURED                                                     -                   -
                                                                  --------------       -------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                                -                   -
    Deferred income taxes                                                    -                   -
    Intercompany payable                                               467,216                   -
    Long-term pension liability                                              -                   -
                                                                  --------------       -------------
           TOTAL OTHER LIABILITIES                                     467,216                   -
                                                                  --------------       -------------
TOTAL LIABILITIES (POSTPETITION)                                       824,471                   -
                                                                  --------------       -------------


LIABILITIES (PREPETITION)
------------------------------------------------------------
    Secured debt                                                             -                   -
    Priority debt 1                                                     31,303             348,267
    Unsecured debt                                                     278,509             278,259
    Intercompany payable                                                     -                   -
                                                                  --------------       -------------
TOTAL LIABILITIES (PREPETITION)                                        309,812             626,526
                                                                  --------------       -------------
TOTAL LIABILITIES                                                    1,134,283             626,526
                                                                  --------------       -------------
SHAREHOLDERS' EQUITY
    Common stock                                                           100                 100
    Capital in excess of par value                                   2,680,746           2,680,746
    Equity - unearned compensation                                           -                   -
    Minimum pension liability adjustment                                     -                   -
    Foreign currency translation adjustment                                  -                   -
    Retained earnings - prepetition                                  1,087,763           1,087,763
    Retained earnings - postpetition                                   155,395                   -
                                                                  --------------       -------------
           TOTAL SHAREHOLDERS' EQUITY                                3,924,004           3,768,609
                                                                  --------------       -------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                         $ 5,058,287        $ 4,395,135
                                                                  ==============       =============


1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.


FANSTEEL SCHULZ PRODUCTS, INC.                                          CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  September 30, 2002
                                                                                ------------------

STATUS OF POST PETITION TAXES (MOR-4)
--------------------------------------------------------------------------------------------------------
                                                                                          Tax Liability
                                           Beginning     Amt. Withheld       Amount         at end of
FEDERAL TAXES:                           Tax Liability   or Amt of Tax        Paid        Current Month
--------------------------------------------------------------------------------------------------------
Withholding                                 23,521           11,496         11,892            23,125
FICA-Employee                                  889            8,129          8,351               667
FICA-Employer                                  889            8,129          8,351               667
Unemployment                                 1,877              117              0             1,994
Income Tax                                  68,000           11,000              0            79,000
Foreign Income Tax                               0                0              0                 0
Other:                                           0                0              0                 0
                                        ----------------------------------------------------------------
   TOTAL FEDERAL TAXES                     $95,176          $38,871        $28,594          $105,453
                                        ----------------------------------------------------------------
STATE AND LOCAL TAXES:
----------------------
Withholding                                    (74)           4,528          5,041              (587)
Unemployment                                13,522              642              0            14,164
Sales                                            0                0              0                 0
Income Tax                                       0                0              0                 0
Real Property                                    0                0              0                 0
Personal Property                              700              700              0             1,400
Other: Describe                                  0                0              0                 0
                                        ----------------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES              $14,148           $5,870        $ 5,041           $14,977
                                        ----------------------------------------------------------------
                                        ----------------------------------------------------------------
TOTAL POST PETITION TAXES                 $109,324          $44,741        $33,635          $120,430
                                        ================================================================




SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          Number of Days Past Due
                                       --------------------------------------------------------------------------------------------
                                          Current         30 days       31-60 days        61-90 days     over 90 days         Total
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                           60,517             0             0                  0               0             60,517
Wages Payable                             145,621             0             0                  0               0            145,621
Taxes Payable (Other than income)          41,430             0             0                  0               0             41,430
Professional Fees                               0             0             0                  0               0                  0
Rent/Lease - Building                           0             0             0                  0               0                  0
Rent/Lease - Equipment                          0             0             0                  0               0                  0
Other Accrued Liabilities                  30,687             0             0                  0               0             30,687
Income Taxes Payable                       79,000             0             0                  0               0             79,000
Secured Debt                                    0             0             0                  0               0                  0
Intercompany Payable                      467,216             0             0                  0               0            467,216
Other LT Liabilities                            0             0             0                  0               0                  0
                                       --------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS                 $824,471            $0            $0                 $0              $0           $824,471
                                       ============================================================================================


FANSTEEL SCHULZ PRODUCTS, INC.                                          CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  September 30, 2002
                                                                                ------------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)
---------------------------------------------------------------------------------------
                                              Dates           Amount         Check Nos.
Description of Tax                            Paid             Paid           or EFT
---------------------------------------------------------------------------------------
Federal Employee Inc. Tax W/H               09/10/02          $2,672            EFT
Federal Employee Inc. Tax W/H               09/17/02           2,853            EFT
Federal Employee Inc. Tax W/H               09/24/02           3,299            EFT
Federal Employee Inc. Tax W/H               09/30/02           3,068            EFT
FICA-Employee & Employer                    09/10/02           2,389            EFT
FICA-Employee & Employer                    09/17/02           3,590            EFT
FICA-Employee & Employer                    09/24/02           3,725            EFT
FICA-Employee & Employer                    09/30/02           3,642            EFT
Withheld Medicare-EE & ER                   09/10/02             793            EFT
Withheld Medicare-EE & ER                   09/17/02             840            EFT
Withheld Medicare-EE & ER                   09/24/02             871            EFT
Withheld Medicare-EE & ER                   09/30/02             852            EFT
State Employee Inc Tax W/H                  09/15/02           4,088           8390
SDI                                         09/15/02             953           8390















                                                           ----------
TOTAL POST PETITION TAXES PAID                               $33,635
                                                           ==========


FANSTEEL SCHULZ PRODUCTS, INC.                                          CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  September 30, 2002
                                                                                ------------------

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

----------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
----------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period                 $625,762
PLUS Amounts billed during the period                                               366,773
LESS Amounts collected during the period                                            317,494
                                                                               -------------
Total Accounts Receivable at the end of the reporting period                   $    675,041
                                                                               =============


----------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
----------------------------------------------------------------------------------------------
0-30 days old                                                                       364,461
31-60 days old                                                                      267,644
61-90 days old                                                                       26,295
91+ days old                                                                         16,641
                                                                               -------------
Total Accounts Receivable                                                           675,041
Amount considered uncollectible (bad debt)                                            4,000
                                                                               -------------
Accounts Receivable (Net) at the end of the current period                         $671,041
                                                                               =============




DEBTOR QUESTIONNAIRE

-------------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                         YES      NO
-------------------------------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the normal course of
     business this reporting period? If yes, provide an explanation below.                      X
2.   Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation
     below                                                                                      X
3.   Have all postpetition tax returns been timely filed? If no, provide an
     explanation below.                                                                X
4.   Are workers compensation and general liability and other necessary
     insurance coverages in effect? If no, provide an explanation below.               X



EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACH SEPARATE SCHEDULE.)
------------
1.



2.



3.



4.


                                                                                EXHIBIT 99.7


PHOENIX AEROSPACE CORP.                                                 CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  September 30, 2002
                                                                                ------------------

MONTHLY OPERATING REPORT

                                                                        DOCUMENT     EXPLANATION
                                                         FORM NO.       ATTACHED       ATTACHED
                                                        ----------     ----------    ------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements               MOR 1          None            No
    Bank Reconciliations                                  MOR 1 (cont)   None            No
    Copies of bank statements                                            None            No
    Cash disbursement journals                                           None            No
Statement of operations                                   MOR 2          Attached        No
Balance Sheet                                             MOR 3          Attached        No
Status of Postpetition Taxes                              MOR 4          None            No
    Copies of payment receipts                                           None            No
    Copies of tax returns filed during reporting period                  None            No
Summary of Unpaid Postpetition Debts                      MOR 4          None            No
        Listing of aged accounts payable                                 None            No
Accounts Receivable Reconciliation and Aging              MOR 5          None            No
Debtor Questionnaire                                      MOR 5          Attached        No


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

  /s/ R. Michael McEntee                           10/19/2002
--------------------------------------------     -------------------------------
Signature of Authorized Individual               Date


R. Michael McEntee                               Treasurer
--------------------------------------------     -------------------------------
Printed Name of Authorized Individual            Title of Authorized Individual


PHOENIX AEROSPACE CORP.                                                 CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  September 30, 2002
                                                                                ------------------

STATEMENT OF OPERATIONS (MOR-2)

                                                Month of          CUMULATIVE
                                            SEPTEMBER, 2002     FILING TO DATE
                                            ---------------    -----------------

Gross Sales                                    $        -         $         -
Less: Defective mat'l returned                          -                   -
        Sales allowances                                -                   -
        Cash discounts                                  -                   -
                                              -----------       --------------
           Total sales deductions                       -                   -
                                              -----------       --------------

        NET SALES                                       -                   -
                                              -----------       --------------

Cost of Sales                                     (5,444)             (46,274)
                                              -----------       --------------

        GROSS PROFIT                               5,444               46,274
                                              -----------       --------------

Selling, General & Admin. Expense
    Selling expense                                     -                  -
    General & Admin. expense                            -                  -
    Corporate Fees                                      -                (500)
                                              -----------       --------------
      Total S G & A and Environ. Expense                -                (500)
                                              -----------       --------------

        OPERATING INCOME                           5,444               46,774
                                              -----------       --------------
OTHER INCOME (EXPENSE)
    Other Income (Expense)                              -                  -
    Interest Expense                                    -                  -
                                              -----------       --------------
       Other Income (Expense)                           -                  -
                                              -----------       --------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                           5,444               46,774
                                              -----------       --------------

REORGANIZATION ITEMS
    Professional Fees                                   -                  -
    US Trustee Quarterly Fees                           -                 500
    (Gain) Loss from sale of equipment                  -                  -
    Other Reorganization Expenses                       -                  -
                                              -----------       --------------
        Total Reorganization Items                      -                 500
                                              -----------       --------------

INCOME (LOSS) BEFORE TAXES                         5,444               46,274

Provision for Taxes                                     -                  -
                                              -----------       --------------

NET INCOME (LOSS)                              $    5,444        $     46,274
                                              ===========       ==============




PHOENIX AEROSPACE CORP.                                                 CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  September 30, 2002
                                                                                ------------------

BALANCE SHEET (MOR-3)

                                                   9/30/02            1/15/02
                                                 -----------        -----------
ASSETS
------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents     $          -       $          -
    Restricted cash and cash equivalents                  -                  -
    Accounts receivable - net                             -                  -
    Inventories -net                                      -                  -
    Other assets - current                                -                  -
                                               -------------      -------------
           TOTAL CURRENT ASSETS                           -                  -
                                               -------------      -------------
OTHER ASSETS
    Deferred income taxes                                 -                  -
    Intercompany receivable                         522,000            471,000
    Investment in subsidiaries                            -                  -
    Other                                                 -                  -
                                               -------------      -------------
           TOTAL OTHER ASSETS                       522,000            471,000
                                               -------------      -------------

PROPERTY, PLANT AND EQUIPMENT
    Land                                            465,000            465,000
    Buildings                                       260,000            260,000
    Machinery and equipment                               -                  -
                                               -------------      -------------
           Total property, plant and equipment      725,000            725,000
    Less: Accum. depreciation and amortization       48,617             43,891
                                               -------------      -------------
           NET PROPERTY, PLANT AND EQUIPMENT        676,383            681,109
                                               -------------      -------------
TOTAL ASSETS                                   $  1,198,383       $  1,152,109
                                               =============      =============

LIABILITIES & SHAREHOLDERS' EQUITY                 9/30/02            1/15/02
------------------------------------------       -----------        -----------
LIABILITIES (POSTPETITION)
------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt          $          -       $          -
    Accounts payable                                      -                  -
    Accrued liabilities                                   -                  -
    Accrued income taxes                                  -                  -
    Dividends payable                                     -                  -
                                               -------------      -------------
           TOTAL CURRENT LIABILITIES                      -                  -
                                               -------------      -------------
LONG-TERM DEBT - SECURED                                  -                  -
                                               -------------      -------------
OTHER LIABILITIES
    Disc. operations and environ. remediation             -                  -
    Deferred income taxes                                 -                  -
    Intercompany payable                                  -                  -
    Long-term pension liability                           -                  -
                                               -------------      -------------
           TOTAL OTHER LIABILITIES                        -                  -
                                               -------------      -------------
TOTAL LIABILITIES (POSTPETITION)                          -                  -
                                               -------------      -------------



LIABILITIES (PREPETITION)
------------------------------------------
    Secured debt                                          -                  -
    Priority debt                                         -                  -
    Unsecured debt                                        -                  -
    Intercompany payable                                  -                  -
                                               -------------      -------------
TOTAL LIABILITIES (PREPETITION)                           -                  -
                                               -------------      -------------
TOTAL LIABILITIES                                         -                  -
                                               -------------      -------------

SHAREHOLDERS' EQUITY
    Common stock                                          -                  -
    Capital in excess of par value                  725,000            725,000
    Equity - unearned compensation                        -                  -
    Minimum pension liability adjustment                  -                  -
    Foreign currency translation adjustment               -                  -
    Retained earnings - prepetition                 427,109            427,109
    Retained earnings - postpetition                 46,274                  -
                                               -------------      -------------
           TOTAL SHAREHOLDERS' EQUITY             1,198,383          1,152,109
                                               -------------      -------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY     $  1,198,383       $  1,152,109
                                               =============      =============



PHOENIX AEROSPACE CORP.                                                 CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  September 30, 2002
                                                                                ------------------

DEBTOR QUESTIONNAIRE

-------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                           YES             NO
-------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside
   the normal course of business this reporting
   period? If yes, provide an explanation below.                         X
2. Have any funds been disbursed from any account other
   than a debtor in possession account this reporting
   period? If yes, provide an explanation below.                         X
3. Have all postpetition tax returns been timely
   filed? If no, provide an explanation below.             X
4. Are workers compensation and general liability
   and other necessary insurance coverages in effect?
   If no, provide an explanation below.                    X


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACH SEPARATE SCHEDULE.)
-------------
1.



2.



3.



4.


                                                                                EXHIBIT 99.8

WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  September 30, 2002
                                                                                ------------------

MONTHLY OPERATING REPORT
                                                                             DOCUMENT        EXPLANATION
                                                            FORM NO.         ATTACHED         ATTACHED
                                                           ---------        ----------      --------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements                  MOR 1              Yes              No
    Bank Reconciliations                                     MOR 1 (cont)    Available           No
    Copies of bank statements                                                Available           No
    Cash disbursement journals                                               Available           No
Statement of operations                                      MOR 2              Yes              No
Balance Sheet                                                MOR 3              Yes              No
Status of Postpetition Taxes                                 MOR 4              Yes              No
    Copies of payment receipts                                               Available           No
    Copies of tax returns filed during reporting period                      Available           No
Summary of Unpaid Postpetition Debts                         MOR 4              Yes              No
    Listing of aged accounts payable                                         Available           No
Accounts Receivable Reconciliation and Aging                 MOR 5              Yes              No
Debtor Questionnaire                                         MOR 5              Yes              No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                        10/19/2002
---------------------------------------       ----------------------------------
Signature of Authorized Individual            Date


R. Michael McEntee                            Vice President
---------------------------------------       ----------------------------------
Printed Name of Authorized Individual         Title of Authorized Individual




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  September 30, 2002
                                                                                ------------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                              CURRENT MONTH                    CUMULATIVE FILING TO DATE
                                       -----------------------------        ------------------------------
                                          ACTUAL        PROJECTED             ACTUAL          PROJECTED
                                       ------------   --------------        ------------    --------------
RECEIPTS
--------
A/R Collections                        $    850,759     $    950,000        $10,081,910     $   10,011,193
Loans                                             -                -                  -                  -
Sale of Assets                                    -                -                  -                  -
InterCompany                               (155,256)               -           (395,056)          (360,000)
Other                                         4,060                -             11,852              1,176
                                       ------------     ------------        -----------     --------------
     Total Receipts                         699,563          950,000          9,698,706          9,652,369
                                       ------------     ------------        -----------     --------------
DISBURSEMENTS
-------------

Net Payroll                                 176,830          275,000          2,264,426          2,407,193
Payroll Taxes                               106,638          125,000          1,145,944          1,052,904
Accounts Payable                            362,186          221,000          5,236,702          4,992,562
Profit Sharing / Pension                     30,116           24,000            219,136            173,985
Insurance                                    73,253           44,000            487,411            438,343
Commissions                                  38,301           46,000            418,644            457,468
Utilities                                    13,203            9,000            103,354            110,498
Leases/Rents                                  4,369            3,000             35,313             42,000
Bank Service Charges                              -                -                  -                  -
Loans                                             -                -                  -                  -
Professional Fees-Bankruptcy                      -                -                  -                  -
US Trustee Fees                                   -                -                  -                  -
Court Costs                                       -                -              8,250              8,000
                                       ------------     ------------        -----------     --------------
     Total disbursements                    804,896          747,000          9,919,180          9,682,953
                                       ------------     ------------        -----------     --------------
NET CASH FLOW                          $   (105,333)    $    203,000        $  (220,474)    $      (30,584)
-------------                          ============     ============        ===========     ==============




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  September 30, 2002
                                                                                ------------------

BANK RECONCILIATION (MOR 1 CONTINUED)

                                    Account                                Book
Balance per Books                   Number           Account Type         Balance
                                  ----------      -----------------     -----------
  US Bank                         1 964 5603 899  Payroll - Hourly      $  (17,228)

  US Bank                         1 964 5603 800  Payroll - Salaried           100

  Petty Cash                                      Petty cash                   597

  National City                   884096836       Disbursement            (180,678)

                                                                        -----------

                                                                        $ (197,209)
                                                                        ===========

Bank reconciliations are available.




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  September 30, 2002
                                                                                ------------------

STATEMENT OF OPERATIONS (MOR-2)

                                               Month of          CUMULATIVE
                                            September 2002     FILING TO DATE
                                            --------------   -------------------

Gross Sales                                  $   791,181      $  9,963,752
Less: Defective mat'l returned                       461           (87,761)
      Sales allowances                            32,593           453,235
      Cash discounts                               6,636            95,866
                                             ------------     -------------
       Total sales deductions                     39,690           461,340
                                             ------------     -------------

      NET SALES                                  751,491         9,502,412
                                             ------------     -------------

Cost of Sales                                    671,021         7,826,493
                                             ------------     -------------

     GROSS PROFIT                                 80,470         1,675,919
                                             ------------     -------------
Selling, General & Admin. Expense
  Selling expense                                 49,873           544,783
  General & Admin. expense                        61,118           587,845
  Corporate Fees                                  42,000           358,000
                                             ------------     -------------
   Total S G & A and Environ. Expense            152,991         1,490,628
                                             ------------     -------------

     OPERATING INCOME                            (72,521)          185,291
                                             ------------     -------------
OTHER INCOME (EXPENSE)
  Other Income (Expense)                               -            (6,549)
  Interest Expense                                     -                 -
                                             ------------     -------------
   Other Income (Expense)                              -            (6,549)
                                             ------------     -------------
INCOME (LOSS) BEFORE
 REORGANIZATION ITEMS                            (72,521)          178,742
                                             ------------     -------------

REORGANIZATION ITEMS
 Professional Fees                                33,000           255,750
 US Trustee Quarterly Fees                             -             8,250
 (Gain) Loss from sale of equipment                    -                 -
 Other Reorganization Expenses                         -                 -
                                             ------------     -------------
  Total Reorganization Items                      33,000           264,000
                                             ------------     -------------

INCOME (LOSS) BEFORE TAXES                      (105,521)          (85,258)

Provision for Taxes                              (36,000)          (23,000)
                                             ------------     -------------

NET INCOME (LOSS)                            $   (69,521)     $    (62,258)
                                             ============     =============




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  September 30, 2002
                                                                                ------------------

BALANCE SHEET (MOR-3)
                                                   9/30/02            1/15/02
                                                 -----------        -----------
ASSETS
------------------------------------------
CURRENT ASSETS
  Unrestricted cash and cash equivalents           ($197,209)       $   23,265
  Restricted cash and cash equivalents                     -                 -
  Accounts receivable - net                          929,356         1,161,243
  Inventories -net                                 1,914,701         1,498,330
  Other assets - current                             618,693           469,960
                                               -------------      -------------
        TOTAL CURRENT ASSETS                       3,265,541         3,152,798
                                               -------------      -------------

OTHER ASSETS
  Deferred income taxes                                    -            36,697
  Intercompany receivable                          9,785,447         9,366,952
  Investment in subsidiaries                               -                 -
    Other                                                  -                 -
                                               -------------      -------------
        TOTAL OTHER ASSETS                         9,785,447         9,403,649
                                               -------------      -------------
PROPERTY, PLANT AND EQUIPMENT
  Land                                                40,211            40,211
  Buildings                                        1,261,154         1,261,154
  Machinery and equipment                          4,193,980         4,195,650
                                               -------------      -------------
        Total property, plant and equipment        5,495,345         5,497,015
  Less: Accum. depreciation and amortization       3,716,144         3,573,615
                                               -------------      -------------
        NET PROPERTY, PLANT AND EQUIPMENT          1,779,201         1,923,400
                                               -------------      -------------
TOTAL ASSETS                                    $ 14,830,189      $ 14,479,847
                                               =============      =============

LIABILITIES & SHAREHOLDERS' EQUITY                 9/30/02            1/15/02
------------------------------------------       ----------         -----------
LIABILITIES (POSTPETITION)
------------------------------------------
CURRENT LIABILITIES
  Current portion of long-term debt             $          -      $          -
  Accounts payable                                   348,636                 -
  Accrued liabilities                                400,231                 -
  Accrued income taxes                                     -                 -
  Dividends payable                                        -                 -
                                               -------------      -------------
        TOTAL CURRENT LIABILITIES                    748,867                 -
                                               -------------      -------------
LONG-TERM DEBT - SECURED                                   -                 -
                                               -------------      -------------
OTHER LIABILITIES
  Disc. operations and environ. remediation                -                 -
  Deferred income taxes                               50,782                 -
  Intercompany payable                                23,439                 -
  Long-term pension liability                              -                 -
                                               -------------      -------------
        TOTAL OTHER LIABILITIES                       74,221                 -
                                               -------------      -------------
TOTAL LIABILITIES (POSTPETITION)                     823,088                 -
                                               -------------      -------------



LIABILITIES (PREPETITION)
------------------------------------------
  Secured debt                                             -                 -
  Priority debt 1                                          -           320,225
  Unsecured debt                                     829,057           919,320
  Intercompany payable                                     -                 -
                                               -------------      -------------
TOTAL LIABILITIES (PREPETITION)                      829,057         1,239,545
                                               -------------      -------------
TOTAL LIABILITIES                                  1,652,145         1,239,545
                                               -------------      -------------

SHAREHOLDERS' EQUITY
  Common stock                                         1,000             1,000
  Capital in excess of par value                   2,951,859         2,951,859
  Equity - unearned compensation                           -                 -
  Minimum pension liability adjustment                     -                 -
  Foreign currency translation adjustment                  -                 -
  Retained earnings - prepetition                 10,287,443        10,287,443
  Retained earnings - postpetition                   (62,258)                -
                                               -------------      --------------
        TOTAL SHAREHOLDERS' EQUITY                13,178,044        13,240,302
                                               -------------      --------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY      $ 14,830,189      $ 14,479,847
                                               =============      ==============

1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.



WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  September 30, 2002
                                                                                ------------------

STATUS OF POST PETITION TAXES (MOR-4)
---------------------------------------------------------------------------------------------
                                                                               Tax Liability
                              Beginning     Amt. Withheld       Amount           at end of
FEDERAL TAXES:             Tax Liability    or Amt of Tax        Paid          Current Month
---------------------------------------------------------------------------------------------
Withholding                       9,568           33,865         35,715              7,718
FICA-Employee                     6,810           25,461         25,984              6,287
FICA-Employer                     6,873           25,843         25,984              6,732
Unemployment                         29              158              0                187
Income Tax                            0                0              0                  0
Foreign Income Tax                    0                0              0                  0
Other:                                0                0              0                  0
                           ------------------------------------------------------------------
 TOTAL FEDERAL TAXES            $23,280          $85,327        $87,683            $20,924
                           ------------------------------------------------------------------

STATE AND LOCAL TAXES:
----------------------
Withholding                      19,150           23,131         18,955             23,326
Unemployment                      3,553            1,155              0              4,708
Sales                               242               94              0                336
Income Tax                            0            9,783              0              9,783
Real Property                    32,932           29,947         25,447             37,432
Personal Property                     0                0              0                  0
Other: Describe                       0                0              0                  0
                              -------------------------------------------------------------
 TOTAL STATE AND LOCAL TAXES    $55,877          $64,110        $44,402            $75,585
                              -------------------------------------------------------------
                              -------------------------------------------------------------
TOTAL POST PETITION TAXES       $79,157         $149,437       $132,085            $96,509
                              =============================================================



SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Number of Days Past Due
                                   -------------------------------------------------------------------------------------------------
                                        Current     30 days       31-60 days    61-90 days        over 90 days            Total
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                     348,636                0              0             0                     0            348,636
Wages Payable                        210,189                0              0             0                     0            210,189
Taxes Payable (Other than income)     79,387                0              0             0                     0             79,387
Professional Fees                          0                0              0             0                     0                  0
Rent/Lease - Building                      0                0              0             0                     0                  0
Rent/Lease - Equipment                     0                0              0             0                     0                  0
Other Accrued Liabilities            110,655                0              0             0                     0            110,655
Deferred Income Taxes Payable         50,782                0              0             0                     0             50,782
Secured Debt                               0                0              0             0                     0                  0
Intercompany Payable                  23,439                0              0             0                     0             23,439
Other LT Liabilities                       0                0              0             0                     0                  0
                                   ------------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS            $823,088               $0             $0            $0                    $0           $823,088
                                   ================================================================================================





WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  September 30, 2002
                                                                                ------------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)
--------------------------------------------------------------------------------
                                       Dates          Amount          Check Nos.
Description of Tax                      Paid           Paid            or EFT
--------------------------------------------------------------------------------
FWT                                    Weekly        35,715              EFT
FICA-ER                                Weekly        25,984              EFT
FICA-EE                                Weekly        25,984              EFT
SWT-IA                               09/13/02        18,955             3095
Real Property Tax-IA                 09/26/02        25,447             3225














                                                   --------
TOTAL POST PETITION TAXES PAID                     $132,085
                                                   ========




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  September 30, 2002
                                                                                ------------------

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

-------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
-------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period  $1,019,148
PLUS Amounts billed during the period                                  777,768
LESS Amounts collected during the period                               850,759
                                                                    ------------
Total Accounts Receivable at the end of the reporting period          $946,157
                                                                    ============



-------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
-------------------------------------------------------------------------------
0-30 days old                                                          576,627
31-60 days old                                                         215,098
61-90 days old                                                          33,782
91+ days old                                                           120,650
                                                                 ---------------
Total Accounts Receivable                                              946,157
Amount considered uncollectible (bad debt)                              54,682
                                                                 ---------------
Accounts Receivable (Net) at the end of the current period            $891,475
                                                                 ===============



DEBTOR QUESTIONNAIRE

-------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                           YES             NO
-------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside
   the normal course of business this reporting
   period? If yes, provide an explanation below.                        NO
2. Have any funds been disbursed from any account other
   than a debtor in possession account this reporting
   period? If yes, provide an explanation below                         NO
3. Have all postpetition tax returns been timely
   filed? If no, provide an explanation below.             YES
4. Are workers compensation and general liability
   and other necessary insurance coverages in effect?
   If no, provide an explanation below.                    YES


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACH SEPARATE SCHEDULE.)
-------------
1.



2.



3.



4.




                                                                                EXHIBIT 99.9

WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  September 30, 2002
                                                                                ------------------

MONTHLY OPERATING REPORT
                                                                               DOCUMENT       EXPLANATION
                                                              FORM NO.         ATTACHED         ATTACHED
                                                            --------------    -----------    -------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements                     MOR 1              Yes            No
        Bank Reconciliations                                    MOR 1 (cont)    Available         No
        Copies of bank statements                                               Available         No
        Cash disbursement journals                                              Available         No
Statement of operations                                         MOR 2              Yes            No
Balance Sheet                                                   MOR 3              Yes            No
Status of Postpetition Taxes                                    MOR 4              Yes            No
        Copies of payment receipts                                              Available         No
        Copies of tax returns filed during reporting period                     Available         No
Summary of Unpaid Postpetition Debts                            MOR 4              Yes            No
        Listing of aged accounts payable                                        Available         No
Accounts Receivable Reconciliation and Aging                    MOR 5              Yes            No
Debtor Questionnaire                                            MOR 5              Yes            No


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                      10/19/2002
---------------------------------------     -----------------------------------
Signature of Authorized Individual          Date

R. Michael McEntee                          Vice President
---------------------------------------     -----------------------------------
Printed Name of Authorized Individual       Title of Authorized Individual


WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  September 30, 2002
                                                                                ------------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                          CURRENT MONTH                 CUMULATIVE FILING TO DATE
                                 -------------------------------    ---------------------------------
                                      ACTUAL         PROJECTED          ACTUAL          PROJECTED
                                 -------------     -------------    -------------    ----------------
RECEIPTS
--------
A/R Collections                   $  1,787,504      $  2,481,664     $ 19,129,859     $  20,561,291
Loans                                        -                 -                -                 -
Sale of Assets                               -                 -                -                 -
InterCompany Transfer                 (870,974)                -       (1,422,596)         (381,580)
Other                                    1,287                 -            2,379                 -
                                 -------------     -------------     ------------     -------------
     Total Receipts                    917,817         2,481,664       17,709,642        20,179,711
                                 -------------     -------------     ------------     -------------
DISBURSEMENTS
-------------
Net Payroll                            377,494           399,544        4,029,691         4,134,018
Payroll Taxes                          193,603           185,609        2,029,845         2,218,606
Accounts Payable                        (8,608)          884,335        9,355,568         8,299,308
Profit Sharing / Pension                31,065            26,000          215,774         1,752,717
Insurance                              153,787           160,466        1,625,119         1,454,022
Commissions                             43,986            42,500          395,411           663,358
Utilities                               60,612            75,947          405,650           450,365
Leases / Rents                          38,090            38,512          188,793           265,686
Bank Service Charges                         -                 -                -                 -
Loans                                        -                 -                -            74,620
Professional Fees-Bankruptcy                 -                 -                -                 -
US Trustee Fees                              -                 -                -                 -
Court Costs                                  -                 -           10,250            10,000
                                 -------------     -------------     ------------     -------------
     Total disbursements               890,028         1,812,913       18,256,101        19,322,700
                                 -------------     -------------     ------------     -------------
NET CASH FLOW                      $    27,789       $   668,750     $   (546,459)   $      857,011
-------------                    =============    ==============     ============    ==============



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  September 30, 2002
                                                                                ------------------

BANK RECONCILIATION (MOR 1 CONTINUED)
                                            Account                        Book
Balance per Books                           Number       Account Type    Balance
                                         ------------  ---------------  ----------
  Petty Cash                                  N/A      Petty cash       $    1,000

  Iowa State Savings Bank                  18082912    Payroll              11,232

  National City Bank                       884096828   Disbursement       (308,845)

                                                                        ----------
                                                                        $ (291,613)
                                                                        ==========

Bank reconciliations are available.



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  September 30, 2002
                                                                                ------------------

STATEMENT OF OPERATIONS (MOR-2)

                                               Month of           CUMULATIVE
                                            September, 2002      FILING TO DATE
                                            ---------------     ----------------

Gross Sales                                   $ 1,589,117        $20,455,302
Less: Defective mat'l returned                          -                  -
        Sales allowances                           60,361            734,223
        Cash discounts                              3,268             33,680
                                             ------------        -----------
           Total sales deductions                  63,629            767,903
                                             ------------        -----------

        NET SALES                               1,525,488         19,687,399
                                             ------------        -----------
Cost of Sales                                   1,505,793         18,298,421
                                             ------------        -----------
        GROSS PROFIT                               19,695          1,388,978
                                             ------------        -----------

Selling, General & Admin. Expense
    Selling expense                                36,069            578,794
    General & Admin. expense                       56,330            425,360
    Corporate Fees                                 83,000            709,000
                                             ------------        -----------
      Total S G & A and Environ. Expense          175,399          1,713,154
                                             ------------        -----------
        OPERATING INCOME                         (155,704)          (324,176)
                                             ------------        -----------
OTHER INCOME (EXPENSE)
    Other Income (Expense)                              -                100
    Interest Expense                                    -                  -
                                             ------------        -----------
        Other Income (Expense)                          -                100
                                             ------------        -----------
INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                         (155,704)          (324,076)
                                             ------------        -----------
REORGANIZATION ITEMS
    Professional Fees                              66,000            517,750
    US Trustee Quarterly Fees                           -             10,250
    (Gain) Loss from sale of equipment                  -                  -
    Other Reorganization Expenses                       -                  -
                                             ------------        -----------
        Total Reorganization Items                 66,000            528,000
                                             ------------        -----------
INCOME (LOSS) BEFORE TAXES                       (221,704)          (852,076)

Provision for Taxes                               (74,000)          (282,000)
                                             ------------        -----------
NET INCOME (LOSS)                            $   (147,704)      $   (570,076)
                                             ============       ============



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  September 30, 2002
                                                                                ------------------

BALANCE SHEET (MOR-3)
                                                         9/30/02         1/15/02
ASSETS                                               --------------   --------------
--------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents               ($291,613)      $  254,845
    Restricted cash and cash equivalents                         -                -
    Accounts receivable - net                            3,370,413        2,712,548
    Inventories -net                                     4,391,973        6,262,631
    Other assets - current                                 347,801          227,047
                                                     -------------    -------------
           TOTAL CURRENT ASSETS                          7,818,574        9,457,071
                                                     -------------    -------------
OTHER ASSETS
    Deferred income taxes                                  217,802          919,242
    Intercompany receivable                             15,003,529       13,580,933
    Investment in subsidiaries                                   -                -
    Other                                                      563              563
                                                     -------------    -------------
           TOTAL OTHER ASSETS                           15,221,894       14,500,738
                                                     -------------    -------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                   233,419          233,419
    Buildings                                            3,931,795        3,931,795
    Machinery and equipment                              9,950,574        9,944,774
                                                     -------------    -------------
           Total property, plant and equipment          14,115,788       14,109,988
    Less: Accum. depreciation and amortization          12,471,755       12,262,052
                                                     -------------    -------------
           NET PROPERTY, PLANT AND EQUIPMENT             1,644,033        1,847,936
                                                     -------------    -------------
TOTAL ASSETS                                          $ 24,684,501     $ 25,805,745
                                                     =============    =============

LIABILITIES & SHAREHOLDERS' EQUITY                       9/30/02         1/15/02
--------------------------------------------------   --------------   -------------
LIABILITIES (POSTPETITION)
--------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                 $          -     $          -
    Accounts payable                                       469,919                -
    Accrued liabilities                                  1,223,181                -
    Accrued income taxes                                         -                -
    Dividends payable                                            -                -
                                                     -------------    -------------
           TOTAL CURRENT LIABILITIES                     1,693,100                -
                                                     -------------    -------------
           LONG-TERM DEBT - SECURED                              -                -
                                                     -------------    -------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                    -                -
    Deferred income taxes                                        -                -
    Intercompany payable                                         -                -
    Long-term pension liability                                  -                -
                                                     -------------    -------------
           TOTAL OTHER LIABILITIES                               -                -
                                                     -------------    -------------
TOTAL LIABILITIES (POSTPETITION)                         1,693,100                -
                                                     -------------    -------------



LIABILITIES (PREPETITION)
--------------------------------------------------
    Secured debt                                                 -                -
    Priority debt 1                                              -        1,814,744
    Unsecured debt                                       3,239,329        3,668,853
    Intercompany payable                                         -                -
                                                     -------------    -------------
TOTAL LIABILITIES (PREPETITION)                          3,239,329        5,483,597
                                                     -------------    -------------
TOTAL LIABILITIES                                        4,932,429        5,483,597
                                                     -------------    -------------
SHAREHOLDERS' EQUITY
    Common stock                                             1,000            1,000
    Capital in excess of par value                      15,939,486       15,939,486
    Equity - unearned compensation                               -                -
    Minimum pension liability adjustment                         -                -
    Foreign currency translation adjustment                      -                -
    Retained earnings - prepetition                      4,381,662        4,381,662
    Retained earnings - postpetition                      (570,076)               -
                                                     -------------    -------------
           TOTAL SHAREHOLDERS' EQUITY                   19,752,072       20,322,148
                                                     -------------    -------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY            $ 24,684,501     $ 25,805,745
                                                     =============    =============


  1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  September 30, 2002
                                                                                ------------------

STATUS OF POST PETITION TAXES (MOR-4)

-----------------------------------------------------------------------------------------------
                                                                              Tax Liability
                                    Beginning     Amt. Withheld     Amount      at end of
FEDERAL TAXES:                    Tax Liability   or Amt of Tax      Paid     Current Month
-----------------------------------------------------------------------------------------------
Withholding                          26,237           63,303       65,114           24,426
FICA-Employee                        18,510           44,719       45,585           17,644
FICA-Employer                        18,510           44,719       45,585           17,644
Unemployment                            162               68            0              230
Income Tax                                0                0            0                0
Foreign Income Tax                        0                0            0                0
Other:                                    0                0            0                0
                                 --------------------------------------------------------------
   TOTAL FEDERAL TAXES              $63,419         $152,808     $156,284          $59,943
                                 --------------------------------------------------------------
STATE AND LOCAL TAXES:
---------------------
Withholding                          25,386           25,788       37,319           13,855
Unemployment                         16,226            2,910            0           19,136
Sales                                     0                0            0                0
Income Tax                                0                0            0                0
Real Property                        69,605            6,100       45,815           29,890
Personal Property                         0                0            0                0
Other: Describe                           0                0            0                0
                                 --------------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES      $111,217          $34,798      $83,134          $62,881
                                 --------------------------------------------------------------
                                 --------------------------------------------------------------
TOTAL POST PETITION TAXES          $174,636         $187,606     $239,418         $122,824
                                 ==============================================================

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


SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)
---------------------------------------------------------------------------------------------------------------
                                                  Number of Days Past Due
                              ---------------------------------------------------------------------------------
                                    Current   30 days    31-60 days   61-90 days     over 90 days    Total
---------------------------------------------------------------------------------------------------------------
Accounts Payable                    469,919        0            0             0          0           469,919
Wages Payable                       624,184        0            0             0          0           624,184
Taxes Payable (Other than income)   122,824        0            0             0          0           122,824
Professional Fees                    30,238        0            0             0          0            30,238
Rent/Lease - Building                     0        0            0             0          0                 0
Rent/Lease - Equipment                    0        0            0             0          0                 0
Other Accrued Liabilities           445,935        0            0             0          0           445,935
Income Taxes Payable                      0        0            0             0          0                 0
Secured Debt                              0        0            0             0          0                 0
Intercompany Payable                      0        0            0             0          0                 0
Other LT Liabilities                      0        0            0             0          0                 0
                              ---------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS         $1,693,100       $0           $0            $0         $0        $1,693,100
                              =================================================================================
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


WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  September 30, 2002
                                                                                --------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)

----------------------------------------------------------------------------
                               Dates           Amount     Check Nos.
Description of Tax             Paid             Paid        or EFT
----------------------------------------------------------------------------
SWCC - Ia W/H                  09/10/02        $8,452       111860
SWCC - Ia W/H                  09/25/02         3,808       112034
Iowa W/H                       09/10/02        16,896        10294
Iowa W/H                       09/25/02         8,163        59614
FIT PAYMENT                    09/04/02        26,237      88131590
FICM-FICA PAYMENT              09/04/02        35,198      88131590
FIT PAYMENT                    09/11/02        10,310      88911703
FICM-FICA PAYMENT              09/11/02        15,591      88911703
FIT PAYMENT                    09/17/02        19,075      89755604
FICM-FICA PAYMENT              09/17/02        26,473      89755604
FIT PAYMENT                    09/25/02         9,492      90364932
FICM-FICA PAYMENT              09/25/02        13,908      90364932
Property Tax                   09/30/02        45,815        112067









                                            -----------
TOTAL POST PETITION TAXES PAID               $239,418
                                            ===========
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

WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  September 30, 2002
                                                                                ------------------

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period         $3,775,375
PLUS Amounts billed during the period                                       1,495,667
LESS Amounts collected during the period                                    1,787,504
                                                                      ---------------
Total Accounts Receivable at the end of the reporting period               $3,483,538
                                                                      ===============



------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
------------------------------------------------------------------------------------------
0-30 days old                                                                2,868,924
31-60 days old                                                                 167,819
61-90 days old                                                                 120,257
91+ days old                                                                   326,538
                                                                       ---------------
Total Accounts Receivable                                                    3,483,538
Amount considered uncollectible (bad debt)                                     131,448
                                                                       ---------------
Accounts Receivable (Net) at the end of the current period                  $3,352,090
                                                                       ===============

DEBTOR QUESTIONNAIRE

------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                            YES          NO
------------------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an
   explanation below.                                                                 No
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes,
   provide an explanation below.                                                      No
3. Have all postpetition tax returns been timely filed? If no,
   provide an explanation below.                                        yes
4. Are workers compensation and general liability and other
   necessary insurance coverages in effect? If no, provide an
   explanation below.                                                   yes


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACH SEPARATE SCHEDULE.)
-------------
1.



2.



3.



4.


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